EXCHANGE LISTED FUNDS TRUST

High Yield ETF
10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

1-844-880-3837

May 19, 2023

Dear Valued Shareholder:

A Special Meeting of Shareholders of the High Yield ETF (the “Acquired Fund”), a series of Exchange Listed Funds Trust (the “Trust”), has been scheduled for July 7, 2023 (the “Special Meeting”). The Special Meeting has been called to vote on a proposal to reorganize the Acquired Fund into the AXS Real Estate Income ETF (the “Acquiring Fund”) (the “Reorganization”), a newly created series of Investment Managers Series Trust II (“IMST II”).

If the Agreement and Plan of Reorganization (the “Plan”) between the Trust and IMST II regarding the Reorganization is approved by shareholders of the Acquired Fund and the Reorganization is completed, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Acquired Fund. The Acquired Fund would then be dissolved.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Acquired Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) based in part upon the recommendation of the Exchange Traded Concepts, LLC (“ETC”) will consider additional actions with respect to the Acquired Fund, including a merger with another fund complex, the possible liquidation of the Acquired Fund or the possible continuation of the Acquired Fund.

If the Reorganization is approved by shareholders of the Acquired Fund:

●	AXS Investments LLC (“AXS”) will become the investment adviser for the Acquiring Fund. ETC, the current investment adviser to the Acquired Fund, will not be involved in the management of the Acquiring Fund.

●	MacKay Shields LLC and WhiteStar Asset Management LLC, the Acquired Fund’s current sub-advisers, will not be involved in the management of the Acquiring Fund.

●	Acquired Fund shareholders will become shareholders of the Acquiring Fund. The Funds have different investment objectives, investment strategies and policies. The Acquired Fund is an actively-managed fund that seeks high current income with a secondary goal of capital appreciation by investing in high yield debt securities. The Acquiring Fund is a passively managed fund that seeks to track the performance of the Gapstow Real Estate Income Index, an index that includes publicly-traded real estate investment trusts and eligible closed-end funds (if any) that primarily invest in mortgage backed securities. Due to the differences in investment strategies, certain of the principal risks associated with investment in the Acquired Fund and Acquiring Fund are also different. The investment objectives, strategies, risks and policies of the Acquiring Fund and the Acquired Fund are further described in the attached Proxy Statement/Prospectus.

After being presented ETC’s reasoning and recommendation for the Reorganization of the Acquired Fund into the Acquiring Fund and careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Plan.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call the number listed on the enclosed proxy card. If you were a shareholder of record of the Acquired Fund as of the close of business on May 12, 2023, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card. In addition, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the High Yield ETF.

Sincerely,

J. Garret Stevens

J. Garrett Stevens

President

EXCHANGE LISTED FUNDS TRUST

High Yield ETF
10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

1-844-880-3837

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 7, 2023

Exchange Listed Funds Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the High Yield ETF, a series of the Trust (the “Acquired Fund”), on July 7, 2023, at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, at 10:00 a.m. Central time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Real Estate Income ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on May 12, 2023, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person (or via a virtual meeting, if applicable) or by proxy. If you are unable to attend the Special Meeting in person (or via a virtual meeting, if applicable), we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person (or via a virtual meeting, if applicable) at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or submitting a later dated proxy card.

i

By Order of the Board of Trustees of Exchange Listed Funds Trust

J. Garrett Stevens

J. Garrett Stevens

President

May 19, 2023

EXCHANGE LISTED FUNDS TRUST

High Yield ETF
10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

1-844-880-3837

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of High Yield ETF (the “Acquired Fund”), a series of Exchange Listed Funds Trust (the “Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Real Estate Income ETF (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust and IMST II (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Acquired Fund should know before voting on this proposal.

Approval of the shareholders of the Acquired Fund is needed to proceed with the Reorganization of the Acquired Fund. The Special Meeting will be held on July 7, 2023 to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take, which may include a merger with another fund complex, the liquidation of the Acquired Fund, or the possible continuation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: The purpose of the Reorganization is to reorganize the Acquired Fund into the Acquiring Fund, a series of IMST II. AXS Investments LLC (“AXS”), the investment adviser of the Acquiring Fund, has agreed with Exchange Traded Concepts, LLC (“ETC”), the investment adviser of the Acquired Fund, to purchase the investment advisory business relating to the Acquired Fund to AXS (the “Transaction”). In connection with the Transaction, ETC believes that it is in the best interests of the shareholders of the Acquired Fund for the Acquired Fund to be reorganized into the Acquiring Fund, a new series of the AXS family of funds, for the reasons set forth below. To effectuate the Reorganization, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will be managed by AXS after the Reorganization. A series of meetings of the Trust’s Board were held, culminating in a final meeting on February 15, 2023, in which the Board requested and received from ETC and other relevant parties written materials containing relevant information about the Funds and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, as well as comparative portfolio composition and performance data. In addition, the Board requested and received detailed information from ETC, AXS and Gapstow Capital Partners (the licensor and provider of the Gapstow Real Estate Income Index) addressing, among other things, the methodology for construction of the Index, risks of the Index, and the basis for the view that an index fund which invests in publicly traded REITs and eligible closed-end funds (if any) that primarily invest in mortgage backed securities is compatible with expectations of shareholders of an actively managed ETF which invests in high yield securities.  The Board engaged in extensive discussions regarding fees and AXS agreed to contractually waive a portion of its management fee as discussed herein for a period of two years. At such meetings, ETC presented its reasoning and recommendation for the Reorganization of the Acquired Fund into the Acquiring Fund. Among the reasons provided and factors discussed were:

●	Operating Expenses. ETC considered that AXS had contractually agreed to waive a portion of its management fee such that the Acquiring Fund’s total operating expenses (after waivers) will be lower than the Acquired Fund’s total operating expenses (after waivers) for two years following the Reorganization.

●	Changes in Investment Strategy. The Reorganization will result in a change of investment objective and principal investment strategies. ETC has observed that the change in investment strategies is not necessarily incompatible with current shareholder expectations and AXS has provided information regarding the potential for the Acquired Fund to generate adequate returns and yield using an index-based strategy investing in publicly-traded real estate investment trusts and, subject to their being eligible for inclusion in the index, closed-end funds that primarily invest in mortgage backed securities. ETC acknowledged that the Acquired Fund’s shareholders should consider that the Acquiring Fund’s proposed strategy and AXS’s hypothetical backtested performance returns reflect periods when the new strategy could deliver greater yield and returns, and that the new strategy is inherently more volatile and there are periods where it may underperform relative to the current strategy.

●	Greater Potential for AUM Growth. AXS has committed to provide a greater degree of marketing and distribution capabilities over what is currently available to the Acquired Fund. This includes expanded access to broker dealers, salespersons, and marketing support. As a result, such increased effort would likely benefit the Fund if it grows by becoming a larger Fund with a more diversified shareholder base.

●	Service Providers to the Fund. AXS has arranged for a seasoned group of companies to provide services to the registered funds, which will include the Acquiring Fund, its advises who, in the aggregate, are able to provide services comparable to the Acquired Fund’s current service providers, and in no event would the Acquired Fund experience any diminution in the level or quality of services provided by those service providers.

●	Costs of Reorganization. The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, the related legal fees, including the legal fees incurred in connection with any tax analysis or tax opinion, will not be borne by shareholders of the Acquired Fund whether or not the Reorganization is consummated. Transaction costs associated with the transition from the Acquired Fund strategies to the Acquiring Fund strategies, however, will be borne by shareholders.

●	Terms and Conditions. ETC considered that the terms and conditions of the Reorganization include the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund.

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Acquired Fund and the Acquiring Fund have different investment objectives, investment strategies, risks and policies. The Acquired Fund is an actively-managed fund that seeks high current income with a secondary goal of capital appreciation by investing in high yield debt securities. The Acquiring Fund is a passively managed fund that seeks to track the performance of the Gapstow Real Estate Income Index, an index that includes publicly-traded real estate investment trusts (“REITs”) and may include eligible closed-end funds (if any) that primarily invest in mortgage backed securities. Due to the differences in investment strategies, certain of the principal risks associated with investment in the Acquired Fund and Acquiring Fund are also different. AXS believes the change to a passive investment strategy and investing in a portfolio of income producing REIT securities and, potentially, closed-end funds that primarily invest in mortgage backed securities will continue to provide shareholders with high income, while also offering a better value proposition primarily because of the potential for higher yield, lower expected portfolio turnover and potentially greater tax efficiency. Shareholders are also expected to benefit from AXS’s contractual agreement to waive a portion of its management fee so that the Acquiring Fund’s total fees and expenses will be lower than those of the Acquired Fund for the first two years following the Reorganization (see “How will the Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?” below). In addition, AXS believes the Acquired Fund may benefit from being part of the larger AXS fund complex with the potential for a greater growth in assets due to the resources that AXS has devoted to the distribution and marketing of funds it advises.

Question: Who will manage the Acquiring Fund?

Answer: Currently, ETC is the investment adviser to the Acquired Fund. MacKay Shields LLC and WhiteStar Asset Management LLC currently serve as the Acquired Fund’s sub-advisers and provide day-to-day portfolio management services to the Acquired Fund. If the Reorganization is completed, AXS will become the investment adviser to the Acquiring Fund and be responsible for the day-to-day management of the Acquiring Fund’s portfolio. ETC, MacKay Shields LLC and WhiteStar Asset Management LLC will not be involved in the management of the Acquiring Fund. The Acquiring Fund will also be overseen by a different board of trustees and officers, as a series of IMST II.

Similar to the exemptive order received by the Trust and ETC with respect to the operation of the Acquired Fund, AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). Although the Acquiring Fund will not initially engage a sub-adviser, the Order permits AXS to hire or replace a sub-adviser and modify any existing or future agreement with a sub-adviser, without obtaining shareholder approval (though a shareholder vote would still be required to replace AXS with another investment adviser).

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization. If the Plan is carried out as proposed with respect to the Acquired Fund, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to occur during the third quarter of 2023.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees and officers. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

v

	Acquired Fund	Acquiring Fund
Co-Administrators	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Fund Accounting Agent &Transfer Agent	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund. There are significant differences between the Acquired Fund and Acquiring Fund including (1) the Funds have different investment objectives, investment strategies, policies and risks (see “Why is the Acquired Fund reorganizing into the Acquiring Fund?” above), (2) the investment adviser to the Acquiring Fund is AXS rather than ETC, (3) unlike the Acquired Fund, the Acquiring Fund will not have sub-advisers, (4) the service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different, (5) the Acquiring Fund will be a series of IMST II instead of the Trust, and (6) the Acquiring Fund will be governed by a different board of trustees and officers than the Acquired Fund and will have different, but similar, governing documents. Each of these differences is discussed in greater detail in the Proxy Statement.

You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will have the same management fee (before fee waiver) as the Acquired Fund but will have a lower expense ratio (after fee waiver) than the Acquired Fund for a period of two years from the date of Reorganization. The Acquired Fund’s adviser, ETC, has contractually agreed to waive a portion of its management fee in an amount equal to 0.15% on Fund assets up to $250 million, 0.25% on the next $250 million of Fund assets, and 0.30% on Fund assets greater than $500 million through October 31, 2023. This arrangement may be terminated only by the Board of the Trust. The Acquiring Fund’s adviser, AXS, has contractually agreed to waive a portion of its management fee for a period of two years from the date of the Reorganization in an amount equal to 0.36% on Fund assets up to $500 million and 0.55% on Fund assets greater than $500 million. This arrangement may be terminated before the conclusion of the two-year term only by the IMST II Board of Trustees.

Each Fund operates under a unitary fee contract structure. In a unitary fee contract structure, each Fund pays the respective adviser a management fee, and each adviser has agreed to pay all expenses incurred by the Fund except for the management fee and certain other expenses. The management fee for the Acquiring Fund is the same as the management fee for the Acquired Fund (1.25% per annum of each Fund’s average daily net assets).

Question: Will there be any portfolio repositioning in connection with the Reorganization?

Answer: No, neither the Acquired Fund nor the Acquiring Fund expects there to be portfolio repositioning costs in connection with the Reorganization. The Acquiring Fund invests in the securities that make up the Gapstow Real Estate Income Index (the “Index”). As of December 2022, the Index was comprised of 28 publicly traded mortgage real estate investment trusts (“REITs”) and no high yield debt securities. The Acquired Fund’s portfolio is currently invested in high yield debt securities, other registered investment companies/ETFs, bank loans, and cash and cash equivalents. As a result, the Acquired Fund’s current portfolio will undergo a full repositioning in connection with the Reorganization, if approved by shareholders. The Acquired Fund will sell all of its remaining bank loan holdings before the closing of the Reorganization. Based on the current fair market value of such holdings and their cost basis to the Acquired Fund, the Acquired Fund anticipates realizing a loss on the disposition of such holdings.   The cash received by the Acquired Fund from its bank loan sales is expected to be invested in high yield debt securities, including high yield ETFs, consistent with the Acquired Fund’s principal investment strategies. Shortly before the Reorganization, the Acquired Fund expects to convert its holdings to cash by transferring its holdings to one or more redeeming authorized participants on an in-kind basis. These transfers are not expected to result in transaction costs. Following the Reorganization, the Acquiring Fund will purchase securities that make up the Index, consistent with the Acquiring Fund’s principal investment strategies. AXS does not expect the Acquiring Fund to incur transaction costs in connection with such purchases. No net capital gains are expected to be realized in connection with the repositioning of the Acquired Fund’s current portfolio. Although not expected, to the extent transaction costs are incurred, such costs will be borne by the Fund that incurs them.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is generally not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

The Acquiring Fund could invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly owned subsidiaries that are, “taxable mortgage pools” for U.S. federal income tax purposes (“TMPs”). A portion of the Acquiring Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Acquiring Fund, must generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” to entities subject to tax on such income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Question: Who will benefit from the Reorganization?

Answer: ETC and AXS may be deemed to have an interest in the Reorganization. ETC, the investment advisor to the Acquired Fund, has entered into an agreement to sell and transfer its investment advisory business relating to the Acquired Fund to AXS. Pursuant to this agreement, ETC will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders, after the completion of the Reorganization. In addition, if shareholders approve the Reorganization, AXS will replace ETC as investment adviser and AXS will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, which may include a merger with another fund complex, the liquidation of the Acquired Fund or the possible continuation of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: The Board in considering the proposed Reorganization requested and received from ETC and other relevant parties written materials containing relevant information about the Acquiring Fund and Acquired Fund and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, as well as comparative portfolio composition and performance data. In addition, the Board requested and received detailed information from ETC, AXS and Gapstow Capital Partners (the licensor and provider of the Gapstow Real Estate Income Index) addressing, among other things, the methodology for construction of the Index, risks of the Index, and the basis for the view that an index fund which invests in publicly traded REITs and eligible closed-end funds (if any) that primarily invest in mortgage backed securities is compatible with expectations of shareholders of an actively managed ETF which invests in high yield securities. After careful consideration, including considering the reasoning and recommendation presented by ETC for the reorganization, the Board, on February 15, 2023, unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: AXS, UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) will pay the costs relating to the Reorganization, including the costs relating to the solicitation of proxies, the Special Meeting and the Proxy Statement. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated. As discussed above, neither the Acquired Fund nor the Acquiring Fund expects there to be transaction costs in connection with the Reorganization, although the Acquired Fund expects there to be a loss on the sale of its bank loan holdings.

Question: When and where is the Special Meeting scheduled to be held?

Answer: We intend to hold the Special Meeting on July 7, 2023, at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, at 10:00 a.m. Central time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website www.hyldetf.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the SEC via its EDGAR system.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by attending the Special Meeting and voting in person. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone as this will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call AST Fund Solutions at the number listed on the proxy card if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

MAY 19, 2023

FOR THE REORGANIZATION OF

High Yield ETF

a series of Exchange Listed Funds Trust
10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

1-844-880-3837

INTO

AXS Real Estate Income ETF

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of High Yield ETF, a series of the Trust (the “Acquired Fund”), to be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on July 7, 2023, at 10:00 a.m. Central time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Real Estate Income ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person (or via a virtual meeting, if applicable) at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person (or via a virtual meeting, if applicable) at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

(i) The Prospectus and Statement of Additional Information dated November 1, 2022 filed with the SEC on October 28, 2022 (Accession No. 0001213900-22-067092 );

(ii) Annual Report to Shareholders for the fiscal year ended June 30, 2022 filed with the SEC on August 30, 2022 (Accession No. 0001213900-22-052366 ); and

(iii) Semi-Annual Report to Shareholders for the period ended December 31, 2022 filed with the SEC on February 28, 2023 (0001213900-23-015175).

The Acquired Fund’s Prospectus dated November 1, 2022, Annual Report to Shareholders for the fiscal year ended June 30, 2022, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended December 31, 2022, containing unaudited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-844-880-3837.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated May 19, 2023, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-844-880-3837.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about May 23, 2023.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on July 7, 2023. This Proxy Statement is available on the Internet at https://vote.proxyonline.com/hyld/docs/proxy.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PLEASE NOTE: If it is determined that the Special Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website www.hyldetf.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the SEC via its EDGAR system. You do not need to attend the Special Meeting if you submit your votes on the proposal by proxy promptly.

Date: May 19, 2023

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

The Acquiring Fund, a series of IMST II, intends to list and principally trade its shares on NYSE Arca (the “Exchange”). Shares of the Acquiring Fund will trade on the Exchange at market prices that may be below, at or above the Acquiring Fund’s net asset value. Reports, proxy material and other information concerning the Acquiring Fund may be inspected at the Exchange.

Table of Contents

I.	Proposal - To Approve the Agreement and Plan of Reorganization		5
A.	Overview		5
B.	Comparison Fee Table and Example		7
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		8
D.	Comparison of Investment Restrictions		24
E.	Comparison of Investment Advisory Agreements		26
F.	Comparison of Distribution, Purchase and Redemption Procedures and Valuation Procedures		28
G.	Key Information About the Reorganization		29
	1.	Agreement and Plan of Reorganization	29
	2.	Description of the Acquiring Fund’s Shares	30
	3.	Board Considerations Relating to the Reorganization	30
	4.	Federal Income Tax Consequences	32
	5.	Comparison of Forms of Organization and Shareholder Rights	33
	6.	Capitalization	35
	7.	Section 15(f) of the 1940 Act	35
H.	Additional Information about the Funds		36
	1.	Past Performance of the Acquired Fund	36
	2.	Investment Adviser and Portfolio Managers	38
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	39
III.	Voting Information		40
A.	General Information		40
B.	Method and Cost of Solicitation		42
C.	Right to Revoke Proxy		42
D.	Voting Securities and Principal Holders		42
E.	Interest of Certain Persons in the Transaction		43
III.	Miscellaneous Information		43
A.	Other Business		43
B.	Next Meeting of Shareholders		43
C.	Legal Matters		43
D.	Independent Registered Public Accounting Firm		44
E.	Information Filed with the SEC		44
	APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
	APPENDIX B – Financial Highlights of the Acquired Fund		B-1
	APPENDIX C – Supplemental Financial Information		C-1
	APPENDIX D – More Information about the Acquiring Fund		D-1

I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.	Overview

The Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a new series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board considered and approved the Reorganization at a meeting held on February 15, 2023, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. Exchange Traded Concepts, LLC (“ETC”) currently is the investment adviser to the Acquired Fund. MacKay Shields LLC (“MacKay Shields”) and WhiteStar Asset Management LLC (“WhiteStar”) currently serve as the Acquired Fund’s sub-advisers and provide day-to-day portfolio management services to the Acquired Fund’s portfolio. After the Reorganization of the Acquired Fund, AXS will serve as the Acquiring Fund’s investment adviser, and ETC, MacKay Shields and WhiteStar will not be involved in the management of the Acquiring Fund. ETC has recommended that the Acquired Fund be reconstituted as a series of IMST II.

In order to reconstitute the Acquired Fund under the IMST II umbrella, the Acquiring Fund has been created as a new series of IMST II. If shareholders approve the Reorganization, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are different. In particular, and as further described below, the Acquired Fund’s investment objective is to seek high current income with a secondary goal of capital appreciation. The Acquired Fund is an actively managed exchange-traded fund and seeks to achieve its investment objective by investing in a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds”. The Acquiring Fund’s investment objective is to seek to track the performance, before fees and expenses, of the Gapstow Real Estate Income Index (the “Index”), an index that includes publicly-traded real estate investment trusts and, potentially, closed-end funds that primarily invest in mortgage backed securities. The Acquiring Fund uses a passive investment strategy designed to track the performance of the Index. Due to the differences in investment strategies, the principal risks associated with investment in the Acquired Fund and Acquiring Fund are also different. AXS believes the change to a passive investment strategy and investing in a portfolio of income producing REIT securities and eligible closed-end funds (if any) that primarily invest in mortgage backed securities will continue to provide shareholders with high income, while also offering a better value proposition primarily because of the potential for higher yield, lower expected portfolio turnover and potentially greater tax efficiency. Shareholders are also expected to benefit from AXS’s contractual agreement to waive a portion of its management fee so that the Acquiring Fund’s total fees and expenses will be lower than those of the Acquired Fund for the first two years following the Reorganization. In addition, AXS believes the Acquired Fund may benefit from being part of the larger AXS fund complex with the potential for growth in assets due to the resources that AXS has devoted to the distribution and marketing of its funds.

The Acquired Fund’s current portfolio will undergo a full repositioning in connection with the Reorganization, if approved by shareholders. The Acquired Fund’s portfolio is currently invested in high yield debt securities, other registered investment companies/ETFs, bank loans, and cash and cash equivalents. The Acquired Fund will sell all of its remaining bank loan holdings before the closing of the Reorganization. Based on the current fair market value of such holdings and their cost basis to the Acquired Fund, the Acquired Fund anticipates realizing a loss on the disposition of such holdings. The cash received by the Acquired Fund from its bank loan sales is expected to be invested in high yield debt securities, including high yield ETFs, consistent with the Acquired Fund’s principal investment strategies. Shortly before the Reorganization, the Acquired Fund expects to convert its holdings to cash by transferring its holdings to one or more redeeming authorized participants on an in-kind basis. These transfers are not expected to result in transaction costs. Following the Reorganization, the Acquiring Fund will purchase securities that make up the Index, consistent with the Acquiring Fund’s principal investment strategies. AXS does not expect the Acquiring Fund to incur transaction costs in connection with such purchases. No net capital gains are expected to be realized in connection with the repositioning of the Acquired Fund’s current portfolio. Although not expected, to the extent transaction costs are incurred, such costs will be borne by the Fund that incurs them.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of March 31, 2023, the Trust consisted of multiple portfolios representing approximately $1.46 billion in assets. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of March 31, 2023, IMST II consisted of multiple portfolios representing approximately $4.1 billion in assets. IMST II is not affiliated with the Trust or ETC.

The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

	Acquired Fund	Acquiring Fund
Co-Administrators	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, LLC* 1290 Broadway, Suite 1100 Denver, Colorado 80203
Fund Accounting Agent & Transfer Agent	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

IMST II and the Trust anticipate that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and the shareholders generally are not expected to recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. AXS, UMBFS and MFAC will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, AXS also may solicit proxies, without special compensation, by telephone or otherwise. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things: (1) the terms of the Reorganization; (2) that the terms of the Agreement and Plan of Reorganization are fair to the Acquired Fund’s shareholders; (3) the investment management experience of AXS and the proposed portfolio managers of the Acquiring Fund; (4) the governing documents of IMST II, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund; (5) the representation of ETC and its counsel of their expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (6) that the Funds have different investment objectives, principal investment strategies, policies and risks; (7) representations from ETC that the Acquired Fund can reposition the Acquired Fund’s full portfolio including bank loans prior to the Reorganization in a reasonably non-disruptive manner, realizing that the Acquired Fund shareholders will bear the costs, if any, of that repositioning; (8) that the Funds have the same management fee and each Fund operates under a similar unitary fee structure; (9) that AXS has contractually agreed to waive a portion of its management fee so that the Acquiring Fund’s total fees and expenses will be lower than those of the Acquired Fund for the first two years following the Reorganization; (10) that the Reorganization would allow Acquired Fund shareholders to continue to invest in a fund that distributes monthly income; (11) that AXS, UMB Fund Services, Inc. and Mutual Fund Administration, LLC, and not the Acquired Fund, will bear all costs of the Reorganization; (12) that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (13) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization; and (14) the Acquired Fund may benefit from being part of the larger AXS fund complex with the potential for growth in assets due to the resources that AXS has devoted to the distribution and marketing of its funds.

After considering ETC’s presentations and recommendation to the Board during a series of meetings culminating in a final meeting on February 15, 2023, in which the Board, based on these considerations, approved the solicitation of shareholders of the Acquired Fund to vote on the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Table and Example

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of June 30, 2022. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates. The fees and expenses and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares of the Fund. Each Fund operates under a unitary fee contract structure whereby each Fund pays the Adviser a management fee, and the Adviser then pays all expenses incurred by the Fund except for the management fee and certain other expenses. The management fee for the Acquiring Fund is the same as the management fee for the Acquired Fund.

Fees and Expenses

	Acquired Fund	Acquiring Fund (Pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%[1]	1.25%[2]
Distribution and service (Rule 12b-1) Fees	None	None
Other Expenses	0.00%	0.00%[3]
Acquired Fund Fees and Expenses	0.06%	0.00%[3]
Total Annual Fund Operating Expenses	1.31%	1.25%
Fee Waiver	-0.15%[1]	-0.36%[2]
Total Annual Fund Operating Expenses After Fee Waiver	1.16%[1]	0.89%

[1]	Effective June 13, 2022, the Acquired Fund’s adviser, ETC, has contractually agreed to waive a portion of its management fee in an amount equal to 0.15% on Fund assets up to $250 million, 0.25% on the next $250 million of Fund assets, and 0.30% on Fund assets greater than $500 million through October 31, 2023. This arrangement may be terminated only by the Board of the Trust. The “Total Annual Fund Operating Expenses” has been restated to reflect the current fee waiver agreement with the Acquired Fund’s adviser. The Acquired Fund’s advisor will not have the ability to recoup any previously waived fees following the Reorganization of the Acquired Fund.

[2]	The Acquiring Fund’s adviser, AXS, has contractually agreed to waive a portion of its management fee for a period of two years from the date of the Reorganization in an amount equal to 0.36% on Fund assets up to $500 million and 0.55% on Fund assets greater than $500 million. This arrangement may be terminated before the conclusion of the two-year term only by the IMST II Board of Trustees.

[3]	“Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses (including one year of waived fees each period for the Acquired Fund and two years of waived fees each period for the Acquiring Fund) remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$118	$400	$704	$1,566
Acquiring Fund (Pro forma)	$91	$323	$615	$1,446

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

As discussed in more detail below, the investment objectives, strategies and risks of the Funds are different. In particular, the Acquired Fund is an actively-managed fund that seeks high current income with a secondary goal of capital appreciation by focusing on high yield debt securities, while the Acquiring Fund is a passively-managed fund that tracks an index comprised of publicly-traded real estate investment trusts (“REITs”) and, potentially, closed-end funds that primarily invest in mortgage backed securities. Due to the differences in investment strategies, the principal risks associated with investment in the Acquired Fund and Acquiring Fund are different, as discussed in more detail below. Therefore, the risk profile of each Fund is different, as certain principal risks associated with each Fund are not applicable to the other Fund. Further, the total returns of the Acquiring Fund may be more volatile than those of the Acquired Fund due to the nature of the Acquiring Fund’s investments. You are encouraged to carefully consider these differences in advance of the Special Meeting.

Comparison of Investment Objectives

The investment objective of the Acquired Fund and the Acquiring Fund are different, as noted below. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired Fund	Acquiring Fund
The Acquired Fund’s investment objective is to seek high current income with a secondary goal of capital appreciation.	The Acquiring Fund’s investment objective is to seek to track the performance, before fees and expenses, of the Gapstow Real Estate Income Index.

Comparison of Principal Investment Strategies

The Acquired Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing in a focused portfolio of high yield debt securities. The Acquiring Fund uses a passive investment strategy designed to track the performance of the Index. The Index includes publicly-traded REITs and eligible closed-end funds (if any) that primarily invest in mortgage backed securities. As of December 2022, the Index was currently comprised of 28 publicly traded mortgage REITs. The Acquired Fund is classified as a diversified investment company under the 1940 Act. The Acquiring Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the 1940 Act and may invest a greater percentage of its assets in any one issuer than a diversified fund. Each Fund seeks to achieve its investment objective by using the following strategies:

Acquired Fund – Principal Investment Strategies

The Acquired Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by selecting a focused portfolio of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper). High-yield debt securities are rated below investment grade (that is, securities rated below the top four rating categories of a ratings organization or, if unrated, determined to be of comparable credit quality by the Acquired Fund’s sub- advisers) and are commonly referred to as “high-yield” or “junk” bonds.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high- yield debt securities. The Acquired Fund may invest in debt securities issued by foreign issuers, including issuers in emerging markets. The Acquired Fund does not have any portfolio maturity limitation and may invest its assets in instruments with short-term, medium-term or long-term maturities. In seeking to achieve its investment objective, the Acquired Fund may invest in closed-end funds. The Acquired Fund also may invest in equity securities that a sub-adviser believes will yield high dividends or are otherwise consistent with the Acquired Fund’s investment objective and in repurchase agreements. The Acquired Fund’s strategy may involve frequently buying and selling securities, which may lead to relatively high portfolio turnover. In implementing its investment strategies, the Acquired Fund may hold cash and cash equivalents, including money market funds.

The Acquired Fund employs a “multi-manager” approach whereby portions of the Acquired Fund’s assets are allocated among sub-advisers. ETC is responsible for the management of the Acquired Fund and supervision of the Acquired Fund’s sub-advisers, MacKay Shields LLC (“MacKay Shields”) and WhiteStar Asset Management LLC (“WhiteStar”). Each sub-adviser manages its allocated portion of the Acquired Fund’s assets to correspond with its distinct investment style and strategy, as described below, in a manner consistent with the Acquired Fund’s investment objective, strategies, and restrictions. The Adviser may allocate assets from or towards each sub-adviser from time to time and may reallocate assets between the sub-advisers. MacKay Shields and WhiteStar act independently of each other and each uses its own methodology for selecting investments.

MacKay Shields. In selecting securities for the Acquired Fund’s portfolio, MacKay Shields performs an independent investment analysis of each issuer to determine its creditworthiness. MacKay Shields views credit as either of the highest quality or “D” (i.e., it either pays or does not). MacKay Shields takes a deep value contrarian approach to the credit markets, focusing on absolute value. MacKay Shields believes that structural and technical inefficiencies exist in the secondary credit markets, which create attractive investment opportunities, and that, by holding a diversified but limited number of securities, MacKay Shields’ portion of the portfolio will be constructed of securities that provide exposure to industries believed to offer the most value to the Acquired Fund. Companies in the energy sector have significant representation in the high-yield debt securities market.

WhiteStar. WhiteStar employs both “top-down” and “bottom-up” analyses to select investments for the Acquired Fund. WhiteStar’s top-down analysis involves a macro analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals, and technical factors to target specific industry sectors and asset classes in which to invest. WhiteStar’s bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each potential investment and a determination of relative value compared to alternative investments. Potential investments will be analyzed through a thorough review of the fundamentals of the economy in general and then the particular industry and the strengths and weaknesses of each individual credit. Under this approach, the credit performance of each asset will typically be subjected to stress tests to maximize the selection of investments with favorable risk-adjusted returns.

Acquiring Fund – Principal Investment Strategies

The Acquiring Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. Under normal circumstances, at least 80% of the Acquiring Fund’s net assets, plus borrowings for investment purposes, will be invested in the component securities of the Index.

Gapstow Capital Partners is the index provider (“Gapstow” or the “Index Provider”). Gapstow is not affiliated with the Acquiring Fund or the Acquiring Fund’s investment adviser. The Index constituents are primarily common stocks of U.S. publicly traded real estate investment trusts (“REITs”) that focus on owning commercial and residential mortgages and mortgage-backed securities (“mREITs”) and, to a lesser extent, publicly traded closed-end funds that invest primarily in mortgage-backed securities (“mCEFs”). As of December 2022, the Index was comprised of 28 mREITs. No mCEFs met the criteria for inclusion in the Index as of December 2022.

To be eligible for inclusion in the Index, an mREIT or mCEF must have (i) been trading for at least 90 days, (ii) an average daily trading volume of above $750,000 over the last six months and (iii) an average market capitalization above $500 million over the last six months. Gapstow classifies each constituent into one of the following three real estate debt sectors for weighting purposes, as discussed further below:

●	Commercial real estate lending
●	Non-agency real estate debt, or
●	Agency real estate debt

Gapstow analyzes the constituents once a year to ensure they are still properly classified.

Each constituent is assigned an initial neutral weight based on its sector and the number of constituents in the sector. For example, the commercial real estate lending sector has a neutral weight of 50% of the Index, and if there are 12 securities in the sector, each security in the commercial real estate lending sector will have a neutral constituent weight of 4.2%. The non-agency real estate debt and agency real estate debt sectors will each have a neutral weight of 25% of the Index.

The Index is reconstituted semi-annually, effective on the first business day (i.e., NYSE trading day) of April and October. The Index’s exposure may change significantly with each reconstitution or due to market movements between reconstitutions. The Index is rebalanced to neutral sector and constituent weights each quarter.

The Acquiring Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, when the Acquiring Fund’s investment adviser believes it is in the best interests of the Acquiring Fund (e.g., when replicating the Index involves practical difficulties or substantial costs; an Index constituent becomes temporarily illiquid, unavailable, or less liquid; or as a result of legal restrictions or limitations that apply to the Acquiring Fund but not to the Index), the Acquiring Fund may use a “representative sampling” strategy. Representative sampling is an indexing strategy that involves investing in a sample of the component securities in the Index, the risk, return and other characteristics of which closely resemble the risk, return and other characteristics of the Index as a whole.

The Acquiring Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer, or a smaller number of issuers, than a diversified fund.

To the extent the Index concentrates in the securities of a particular industry or group of related industries, the Acquiring Fund will concentrate its investments (i.e., holds more than 25% of its total assets) to approximately the same extent as the Index. As of the date of this Combined Proxy Statement and Prospectus, the Index is currently concentrated in commercial real estate debt.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund. As noted above, due to the differences in investment strategies, the principal risks associated with investment in the Acquired Fund and Acquiring Fund are different. Therefore, the risk profile of each Fund is different, as certain principal risks associated with each Fund are not applicable to the other Fund. In particular, the Acquired Fund’s principal risks include risks related to an actively-managed fund with a focus on high yield debt securities, including “Management Risk,” “Bank Loans Risk,” “Credit Risk,” “Fixed Income Securities Risk,” “High Yield Risk” and “Illiquid Investments Risk.” Additional risks that are considered principal risks of the Acquired Fund but not the Acquiring Fund include “Emerging Markets Securities Risk,” “Energy Sector Risk,” “Foreign Securities Risk,” “Issuer Risk,” “Portfolio Turnover Risk” and “Repurchase Agreement Risk.” The Acquiring Fund’s principal risks include risks related to a passively-managed fund that tracks an index comprised of publicly-traded real estate investment trusts and, potentially, eligible closed-end funds (if any) that primarily invest in mortgage backed securities, including “Passive Investment Risk,” “Tracking Error Risk,” “Index Provider Risk,” “Concentration Risk,” “Mortgage-Backed Securities Risk,” “Real Estate Sector Risk,” “REIT Risk,” “Risks of Investing in Mortgage REITs” and “Tax Risk.” Additional risks that are considered principal risks of the Acquiring Fund but not the Acquired Fund include “COVID-19 Related Market Events,” “Cybersecurity Risk,” “Non-Diversification Risk” and “Small-Cap and Mid-Cap Company Risk.”

In addition, the Acquiring Fund’s strategy may cause the Acquiring Fund to experience greater volatility than the Acquired Fund’s strategy. This potential greater volatility is due to (i) mortgage REITs’ use of leverage, which may increase the volatility of the values of the Acquiring Fund’s mortgage REIT holdings, and (ii) the possibility that shares of a REIT may trade at a premium or discount to the net asset value of the REIT’s underlying assets, which may increase the volatility of the values of the Acquiring Fund’s REIT holdings. The Acquiring Fund’s “Risks of Investing in Mortgage REITs” and “REIT Risk” discussions include references to the potential volatility of such investments.

The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
Bank Loans Risk. Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.	No corresponding risk
No corresponding risk

Concentration Risk. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in the industries or group of industries within a single sector to the extent that the Index is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors.

Credit Risk. The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high-yield debt securities.

No corresponding risk

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede a sub-adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

No corresponding risk

Acquired Fund	Acquiring Fund

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy- related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

No corresponding risk

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Securities Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

No corresponding risk

Foreign Securities Risk. Investments in foreign securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in foreign securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in foreign securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Foreign issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

No corresponding risk

Acquired Fund	Acquiring Fund

Fund Distributions Risk. The Fund seeks to make cash distributions once per month throughout a calendar year based on a rate determined at the beginning of the year. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The rate and dollar amount of the Fund’s monthly income payments could vary substantially from one year to the next, during the course of a year and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

Fund Distributions Risk. The Fund seeks to make cash distributions throughout a calendar year. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. To the extent that any portion of a distribution received by a shareholder from the Fund is treated as a return of capital, it will decrease the shareholder’s tax basis in his or her Fund shares (but not below zero), which will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for federal income tax purposes on the later sale of such Fund shares. After the shareholder’s basis is reduced to zero, the shareholder’s share of any additional distributions in excess of the Fund’s earnings and profits will generally be treated as capital gains. The rate and dollar amount of the Fund’s monthly income payments could vary substantially from one year to the next, during the course of a year and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

High-Yield Risk. High-yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

No corresponding risk

Acquired Fund	Acquiring Fund

Illiquid Investments Risk. This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

No corresponding risk

Issuer Risk. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

No corresponding risk
No corresponding risk

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their net asset value (“NAV”) per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Acquired Fund	Acquiring Fund

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange. In addition, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio holdings. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. Because bid-ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), spreads may widen if the Fund’s shares have little trading volume and market liquidity. Conversely, the bid-ask spreads will generally be narrower if the Fund’s shares have more trading volume and market liquidity.

Acquired Fund	Acquiring Fund

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is actively managed. The sub-advisers continuously evaluate the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No corresponding risk

Acquired Fund	Acquiring Fund

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

No corresponding risk

Mortgage-backed securities risk. The Fund’s investment in mREITs and mCEFs will subject the Fund to risks similar to those associated with direct investment in mortgage-backed securities. Mortgage-backed securities represent interests in “pools” of mortgages held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the mREITs and mCEFs invest in mortgage-backed securities that are subordinated to other interests in the same pool, the mREITs and mCEFs may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the mREITs and mCEFs, reducing the values of those securities or in some cases rendering them worthless.

No corresponding risk

Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Acquired Fund	Acquiring Fund
No corresponding risk

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.	No corresponding risk
No corresponding risk

REIT Risk. In addition to the risks associated with securities of companies participating in the real estate sector, such as declines in the value of real estate, risks related to general and local economic conditions, decreases in property revenues, and increases in prevailing interest rates, property taxes and operating expenses, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon their managements’ skills and they generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs are subject to special U.S. federal tax requirements. A REIT could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs or to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). Various factors including those discussed above may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In addition, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, shareholders of the Fund will also indirectly bear similar expenses of the REITs in which the Fund invests.

Acquired Fund	Acquiring Fund
No corresponding risk

Real Estate Sector Risk. An investment in the real estate sector may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some companies in the real estate sector have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

No corresponding risk

Risks of Investing in Mortgage REITs. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

No corresponding risk

Acquired Fund	Acquiring Fund

Risks of Investing in Closed-End Funds. The organizational documents of certain closed-end funds include provisions that could limit the ability of other entities or persons to acquire control of a closed-end fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end fund. In addition, the closed-end funds in which the Fund may invest may be leveraged, thereby exposing the Fund indirectly to leverage. An investment in shares of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such shares and the possibility that the Fund’s long-term returns on such shares (and, indirectly, the long-term returns of the shares) will be diminished. Moreover, the shares of closed-end funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that a closed-end fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on a closed-end fund’s NAV, but entirely upon whether the market price of the closed-end fund’s shares at the time of sale is above or below an investor’s purchase price for shares.

Risk of Investing in Closed-End Funds. The organizational documents of certain closed-end funds include provisions that could limit the ability of other entities or persons to acquire control of a closed-end fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end fund. In addition, the closed-end funds in which the Fund may invest may be leveraged, thereby exposing the Fund indirectly to leverage. An investment in shares of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such shares and the possibility that the Fund’s long-term returns on such shares (and, indirectly, the long-term returns of the shares) will be diminished. Moreover, the shares of closed-end funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that a closed-end fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on a closed-end fund’s NAV, but entirely upon whether the market price of the closed-end fund’s shares at the time of sale is above or below an investor’s purchase price for shares.
No corresponding risk

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

No corresponding risk

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the that the Index is comprised of a relatively small number of issuers, it may not be possible for the Fund to fully implement a replication strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Acquired Fund	Acquiring Fund
No corresponding risk

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings	See ETF Structure Risks.
No corresponding risk	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time due to underlying leverage those investments employ. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. The Fund’s NAV is expected over short-term periods to be volatile because of the use of investments that have an indirect leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns may be expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

Acquired Fund	Acquiring Fund
No corresponding risk

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

No corresponding risk

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following tables.

The fundamental investment limitations of the Acquired Fund and Acquiring Fund are substantially similar. The Acquired Fund has a fundamental investment limitation regarding diversification; the Acquiring Fund is classified as a non-diversified fund and therefore has no such fundamental investment limitation. The fundamental limitations may only be amended with shareholder approval.

Policy	Acquired Fund’s Fundamental Limitations	Acquiring Fund’s Fundamental Limitations
Issuing Senior Securities and Borrowing

The Acquired Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

The Acquired Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief

The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Underwriting

The Acquired Fund may not underwrite securities issued by others, except to the extent that the Acquired Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

The Acquiring Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Concentration	The Acquired Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. The Acquired Fund will not invest 25% or more of its total assets in any investment company that so concentrates.	The Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities) except that the Acquiring Fund will concentrate to approximately the same extent that the Index concentrates in the securities of a particular industry.

Policy	Acquired Fund’s Fundamental Limitations	Acquiring Fund’s Fundamental Limitations
Real Estate

The Acquired Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

The Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).
Loans	The Acquired Fund may not make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief	The Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.
Commodities	The Acquired Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts	The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Diversification	With respect to 75% of the Acquired Fund’s total assets, the Acquired Fund may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.	Not applicable. The Acquiring Fund is classified as a non-diversified fund.

The Acquired Fund and Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy. As noted below, the Acquired Fund has a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, while the Acquiring Fund has a policy to invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets (plus any borrowings for investment purposes, in securities that make up the Index

	Non-Fundamental Limitations	Non-Fundamental Limitations
Illiquid Investments	No corresponding non-fundamental limitation for the Acquired Fund. Although the Acquired Fund does not have a corresponding non-fundamental policy, the Acquired Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

80% Investment Policy

The Acquired Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities without providing 60 days’ prior notice to shareholders.

The Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets, plus borrowings for investment purposes, in securities that make up the Index may be changed by the IMST II Board upon 60 days’ written notice to shareholders.

E.	Comparison of Investment Advisory Agreement and Sub-Advisory Agreements

Investment Advisory Agreements

ETC serves as the investment adviser to the Acquired Fund pursuant to an advisory agreement (the “Advisory Agreement”) with the Trust. The Advisory Agreement between the Trust and ETC describes the services ETC provides to the Acquired Fund, which generally include reviewing, supervising, and administering the investment program of the Acquired Fund. Under the terms of the Advisory Agreement, ETC indemnifies and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of ETC’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. The Advisory Agreement may be terminated (x) by the Trust by the vote of (i) the Trust’s Board or (ii) a majority of the outstanding voting securities of the Acquired Fund, or (y) by ETC on not more than 60 days’ nor less than 30 days’ written notice. In addition, the Advisory Agreement will terminate automatically in the event of its assignment. Pursuant to the terms of the Advisory Agreement, ETC receives an advisory fee from the Acquired Fund at an annual rate equal to 1.25% of the Acquired Fund’s average annual daily net assets. In addition, pursuant to the terms of the Advisory Agreement, ETC pays all expenses incurred by the Acquired Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Acquired Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. ETC has contractually agreed to waive a portion of its management fee in an amount equal to 0.15% on Fund assets up to $250 million, 0.25% on the next $250 million of Fund assets, and 0.30% on Fund assets greater than $500 million through October 31, 2023. This arrangement may be terminated only by the Board of the Trust.

Similar to the current Advisory Agreement between the Trust and ETC, the new investment advisory agreement between IMST II and AXS (the “AXS Investment Advisory Agreement”) describes the services AXS will provide to the Acquiring Fund, which are similar to the services currently provided by ETC to the Acquired Fund. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Investment Advisory Agreement. The AXS Advisory Agreement may be terminated (x) by IMST II at any time as to the Acquiring Fund, without the payment of any penalty, upon giving AXS 60 days’ notice (which notice may be waived by AXS), provided that such termination by IMST II shall be directed or approved by the vote of a majority of the Trustees of IMST II in office at the time or by the vote of the holders of a majority of the voting securities of the Acquiring Fund at the time outstanding and entitled to vote, or (y) by AXS on 60 days’ written notice (which notice may be waived by IMST II). In addition, as with the Advisory Agreement with ETC, the AXS Investment Advisory Agreement will terminate automatically upon its assignment.

If the Reorganization is approved by the shareholders of the Acquired Fund, the AXS Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the AXS Investment Advisory Agreement, unless sooner terminated as provided in the AXS Investment Advisory Agreement. The AXS Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. For its services under the AXS Investment Advisory Agreement, AXS will be entitled to a fee at the specified annual rate of 1.25% of the Acquiring Fund’s average daily net assets, which is the same rate that ETC currently is entitled to receive from the Acquired Fund. In addition, pursuant to the terms of the AXS Investment Advisory Agreement, AXS will pay all expenses incurred by the Acquiring Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. AXS has contractually agreed to waive a portion of its management fee for a period of two years from the date of the Reorganization in an amount equal to 0.36% on Fund assets up to $500 million and 0.55% on Fund assets greater than $500 million. This arrangement may be terminated before the conclusion of the two-year term only by the IMST II Board of Trustees.

A discussion summarizing the basis of the IMST II Board’s approval of the investment advisory agreement between IMST II and AXS will be included in the Acquiring Fund’s semi-annual report for the period ended December 31, 2023.

Manager of Managers Structure

The Trust and ETC have obtained exemptive relief (the “ETC Order”), pursuant to which ETF may, with Board approval but without shareholder approval, change or select new subadvisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the ETC Order. Shareholders will be notified of any sub-adviser changes.

Similarly, AXS and IMST II have received an exemptive order from the SEC which allows AXS to operate the Acquiring Fund under a “manager of managers” structure (the “AXS Order”). Pursuant to the AXS Order, AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisers and modify any existing or future agreement with such sub-advisers without obtaining shareholder approval. Pursuant to the AXS Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-adviser. AXS has the ultimate responsibility, subject to the oversight and supervision by the IMST II Board, to oversee any sub-adviser for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisers for the Acquiring Fund. In evaluating a prospective sub-adviser, AXS will consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships.

If AXS were to utilize the “manager of managers” structure with respect to the Acquiring Fund, it would not diminish AXS’s responsibilities to the Acquiring Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee any sub-advisers and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Sub-Advisory Agreements

MacKay Shields LLC and WhiteStar Asset Management Asset LLC serve as sub-advisers to the Acquired Fund.

ETC has entered into a sub-advisory agreement with MacKay Shields with respect to the Acquired Fund (the “MacKay Shields Agreement”). Under the MacKay Shields Agreement, MacKay Shields is responsible for selecting investments for its allocated portion of the Acquired Fund’s assets in accordance with the Acquired Fund’s investment objective, policies, and restrictions. For the services MacKay Shields provides, ETC pays MacKay Shields a fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Acquired Fund’s average daily net assets managed by MacKay Shields.

ETC has entered into a sub-advisory agreement with WhiteStar with respect to the Acquired Fund (the “WhiteStar Agreement”). Under the WhiteStar Agreement, WhiteStar is responsible for selecting investments for its allocated portion of the Acquired Fund’s assets in accordance with the Acquired Fund’s investment objective, policies and restrictions. WhiteStar also is responsible for trading portfolio securities and other investment instruments on behalf of the Acquired Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of ETC and the Board. For the services WhiteStar provides, ETC pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Acquired Fund’s average daily net assets managed by WhiteStar.

The following table sets forth the amount of compensation paid to the Acquired Fund’s sub-advisers for the fiscal years ended June 30:

2022	2021	2020
$421,845	$380,767	$432,505

After the initial two-year term, the continuance of the MacKay Shields Agreement and WhiteStar Agreement must be specifically approved with respect to the Acquired Fund at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Acquired Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each of the MacKay Shields Agreement and WhiteStar Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding voting securities of the Acquired Fund. Each of the MacKay Shields Agreement and WhiteStar Agreement also may be terminated by ETC upon sixty (60) days’ written notice to MacKay Shields or WhiteStar, respectively, and by MacKay Shields or WhiteStar, respectively, upon sixty (60) day’s written notice to ETC and the Board. Finally, each of the MacKay Shields Agreement and WhiteStar Agreement will terminate automatically in the event of a termination of the Advisory Agreement between ETC and the Trust, with respect to the Acquired Fund.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and ETC, the investment sub-advisory agreements between ETC and MacKay Shields and ETC and WhiteStar is included in the Acquired Fund’s semi-annual report for the period ended December 31, 2022.

F.	Comparison of Distribution, Purchase and Redemption, and Distribution Plan

Distributions and Dividend Reinvestment Plan

The Funds distribute their net investment income monthly and their net realized capital gains at least annually, if any. The Funds have not established dividend reinvestment plans, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Purchase and Redemption

The Acquired Fund and the Acquiring Fund issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of Shares (each, a “Creation Unit”). The Funds’ shares are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of the Acquired Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol “HYLD” and shares of the Acquiring Fund will be listed and traded on the NYSE Arca, Inc. under the ticker symbol “HYLD”. Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of each Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, a Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

With respect to the Acquired Fund, recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online http://www.hyldetf.com. Following the Reorganization, this information with respect to the Acquiring Fund will be available at www.axsinvestments.com.

Distribution Plans

The Board of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Distribution and Service Plan, the Acquired Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Acquired Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Acquired Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Board of IMST II has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Acquiring Fund has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

G.       Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.        Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to sell their shares at the market price on the NYSE Arca, Inc. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on July 14, 2023, or such other date agreed to by the Trust and IMST II.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interest of its shareholders.

2.        Description of the Acquiring Fund’s Shares

The Acquiring Fund’s Shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

3.        Board Considerations Relating to the Reorganization

A series of meetings of the Trust’s Board were held, culminating in a final meeting on February 15, 2023, in which the Trust’s Board, in considering the proposed Reorganization, requested and received from ETC written materials containing relevant information about the Funds and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, as well as comparative portfolio composition and performance data. In addition, Board requested and received detailed information from ETC, AXS and Gapstow Capital Partners (the licensor and provider of the Gapstow Real Estate Income Index) addressing among other things, the methodology for construction of the Index, risks of the Index, and the basis for the view that an index fund which invests in publicly traded REITs and eligible closed-end funds (if any) that primarily invest in mortgage backed securities is compatible with expectations of shareholders of an actively managed ETF which invests in high yield securities. At such meetings, ETC presented its reasoning for the Reorganization of the Acquired Fund into the Acquiring Fund, and recommended that the Trust’s Board approve the Reorganization. ETC explained to the Trust’s Board that it had concluded that the Reorganization may benefit shareholders of the Acquired Fund. Among the reasons provided and factors discussed were:

●	Operating Expenses. ETC considered that AXS had contractually agreed to waive a portion of its management fee such that the Acquiring Fund’s total operating expenses (after waivers) will be lower than the Acquired Fund’s total operating expenses (after waivers) for two years following the Reorganization.

●	Changes in Investment Strategy. The Reorganization will result in a change of investment objective and principal investment strategies. ETC has observed that the change in investment strategy is not necessarily incompatible with current shareholder expectations and AXS has provided information regarding the potential for the Acquired Fund to generate adequate returns and yield using an index-based strategy investing in publicly-traded real estate investment trusts and closed-end funds that primarily invest in mortgage backed securities. ETC acknowledged that the Acquired Fund’s shareholders should consider that the Acquiring Fund’s proposed strategy and AXS’s hypothetical backtested performance returns reflected periods where the new strategy could deliver greater yield and returns; however, the new strategy is also inherently more volatile and demonstrates that there are periods where it may underperform relative to the current strategy.

●	Greater Potential for AUM Growth. AXS has committed to provide a greater degree of marketing and distribution capabilities over what is currently available to the Acquired Fund. This includes expanded access to broker dealers, salespersons, and marketing support. As a result, such increased effort would likely benefit the Acquired Fund if it grows by becoming a larger Fund with a more diversified shareholder base.

●	Service Providers to the Fund. AXS has arranged for a seasoned group of companies to provide services to the registered funds, which will include the Acquiring Fund, its advises who, in the aggregate, are able to provide services comparable to services provided by the Acquired Fund’s current service providers, and in no event would the Acquired Fund experience any diminution in the level or quality of services provided by those service providers.

●	Costs of Reorganization. The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, the related legal fees, including the legal fees incurred in connection with any tax analysis or tax opinion, will not be borne by shareholders of the Acquired Fund whether or not the Reorganization is consummated. Transaction costs, if any, associated with the transition from the Acquired Fund strategies to the Acquiring Fund strategies, however, will be borne by shareholders.

●	Terms and Conditions. ETC considered that the terms and conditions of the Reorganization include the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund.

At several meetings held over the course of 2022 and early 2023, the Trustees reviewed the Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. After careful consideration, at the meeting held on February 15, 2023, the Trustees (including all Trustees who are not “interested persons” of the Acquired Fund) determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and unanimously approved the Plan. In approving the Reorganization, the Trustees (with the advice and assistance of independent counsel) considered, among other things: (1) the terms of the Reorganization; (2) that the terms of the Agreement and Plan of Reorganization are fair to the Acquired Fund’s shareholders; (3) the investment management experience of AXS and the proposed portfolio managers of the Acquiring Fund; (4) the governing documents of IMST II, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund; (5) the representation of ETC and its counsel of their expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (6) that the Funds have different investment objectives, principal investment strategies, policies and risks; (7) representations from ETC that the Acquired Fund can reposition the Acquired Fund’s full portfolio, including bank loans, prior to the Reorganization in a reasonably non-disruptive manner, realizing that the Acquired Fund shareholders will bear the costs, if any, of that repositioning; (8) that the Funds have the same management fee and each Fund operates under a similar unitary fee structure; (9) that AXS has contractually agreed to waive a portion of its management fee so that the Acquiring Fund’s total fees and expenses will be lower than those of the Acquired Fund for the first two years following the Reorganization; (10) that the Reorganization would allow Acquired Fund shareholders to continue to invest in a fund that distributes monthly income; (11) that AXS, UMB Fund Services, Inc. and Mutual Fund Administration, LLC, and not the Acquired Fund, will bear all costs of the Reorganization; (12) that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (13) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization; and (14) the Acquired Fund may benefit from being part of the larger AXS fund complex with the potential for growth in assets due to the resources that AXS has devoted to the distribution and marketing of its funds.

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including merging with another fund complex, the possible liquidation of the Acquired Fund, or the possible continuation of the Acquired Fund.

4.        Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and will continue through the Closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust and IMST II will receive, on behalf of the Acquired Fund and the Acquiring Fund, respectively, a tax opinion of counsel from Morgan, Lewis & Bockius LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. As of the tax year ended June 30, 2022, the Acquired Fund had $193,278,609 in non-expiring accumulated capital loss carryforwards ($95,764,899 short-term and $97,513,710 long-term). The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

5.        Comparison of Forms of Organization and Shareholder Rights

Form of Organization

The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “Trust Declaration of Trust”), By-Laws and a Board of Trustees. Similarly, IMST II is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “IMST II Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law.

Shares

The Trust and IMST II are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent

Pursuant to the Trust Declaration of Trust, shareholders shall have the right to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote as to any matter on which it is entitled to vote. There shall be no cumulative voting in the election of Trustees. Votes may be made in person (or via a virtual meeting, if applicable) or by proxy. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Except as otherwise provided by the 1940 Act or the Trust Declaration of Trust, one-third of the outstanding Shares of each Series or class, or one-third of the outstanding Shares of the Trust, entitled to vote in person (or via a virtual meeting, if applicable) or by proxy shall constitute a quorum for the transaction of any business at a meeting with respect to such Series or class, or with respect to the entire Trust, respectively. When a quorum is present at any meeting, a majority of the Shares voted in person (or via a virtual meeting, if applicable) or by proxy shall decide any questions, except only a plurality vote shall be necessary to elect trustees. Any action taken by Shareholders may be taken without a meeting if all of the holders of Shares entitled to vote on the matter are provided with not less than seven days written or electronic notice thereof and written or electronic consent to the action is filed with the records of the meetings of shareholders by the holders of the number of votes that would be required to approve the matter as provided in Article V, Section 3 of the Trust Declaration of Trust.

Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holders of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournment. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings

The Trust and IMST II are not required to, and do not, have annual meetings. Nonetheless, the Board and the IMST II Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Declaration of Trust and By-Laws and the IMST II Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust must call a shareholder meeting when requested in writing by shareholders holding at least 20% of all the votes entitled to be cast at such meeting. The Trust must also call a shareholder meeting for the consideration of the removal of a trustee from office when requested in writing by shareholders holding at least 10% of the shares entitled to be cast at such meeting. IMST II must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

Shareholder Liability

The Trust Declaration of Trust disclaims shareholder liability for the debts, liabilities and obligations of any Series or the Trust. The IMST II Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund. Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability

Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust

The Trust’s Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval, subject to satisfaction of any additional requirements provided for in this Declaration of Trust and by the 1940 Act. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and IMST II. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.        Capitalization

The following table shows, as of March 10, 2023, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Shares	$104,326,142	$26.48	3,940,000
Acquiring Fund Shares	$0	$0	0
Acquiring Fund Shares (Pro forma)	$104,326,142	$26.48	3,940,000

7.       Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). ETC and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization and expects to satisfy this condition for a three-year period following the Reorganization.

H.       Additional Information about the Funds

1.        Past Performance of the Acquired Fund

Performance Summary

On June 22, 2018, the Acquired Fund acquired all of the assets and liabilities of the AdvisorShares Peritus High Yield ETF (the “Peritus Predecessor Fund”), a series of AdvisorShares Trust, in exchange for shares of beneficial interest of the Acquired Fund (the “Predecessor Fund Reorganization”). As a result of the Predecessor Fund Reorganization, the Acquired Fund is the accounting successor of the Peritus Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Predecessor Fund Reorganization, the historical performance of the Peritus Predecessor Fund. The Peritus Predecessor Fund was advised by another investment adviser and sub-adviser.

The following bar chart and table provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the Bloomberg U.S. Corporate High Yield Index and the Bloomberg U.S. High Yield Very Liquid Index. The Bloomberg U.S. Corporate High Yield Index is considered representative of the universe of U.S. fixed rate, non-investment-grade debt and the Bloomberg U.S. High Yield Very Liquid Index is considered representative of the universe of liquid U.S. fixed rate, non-investment-grade corporate debt. All returns assume reinvestment of dividends and distributions.  The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.hyldetf.com or by calling toll-free 844-880-3837.

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund. The Acquiring Fund will have a different adviser, investment objective, investment strategies and risks than the Acquired Fund, as described elsewhere in this Proxy Statement. In particular, the Acquired Fund is an actively-managed fund that seeks high current income with a secondary goal of capital appreciation by investing in a portfolio of high-yield debt securities, while the Acquiring Fund is a passively-managed fund that seeks to track the performance of an index consisting primarily of common stocks of U.S. REITs and, to a lesser extent, eligible publicly traded closed-end funds (if any) that invest primarily in mortgage-backed securities. In addition, the Acquiring Fund will compare its performance from year to year with the average annual total returns of the Gapstow Real Estate Income Total Return Index. The Gapstow Real Estate Income Total Return Index is constructed to provide diversified exposure to commercial and residential mortgages. The performance history of the Acquired Fund does not reflect the investment objective and investment strategy of the Acquiring Fund. The performance information during periods prior to the Reorganization might have differed materially if the Acquiring Fund’s investment strategy had been in effect.

Calendar-Year Total Return (before taxes) for the Acquired Fund

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	7.33%	Quarter Ended Q4/2020
Lowest Calendar Quarter Return at NAV	-14.41%	Quarter Ended Q1/2020

Average Annual Total Returns (for periods ended December 31, 2022)	One Year	Five Years	Ten Years
Return Before Taxes	-10.89%	0.62%	1.15%
Return After Taxes on Distributions[1]	-13.49%	-2.13%	-1.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-6.40%	-0.61%	-0.41%
Bloomberg U.S. High Yield Very Liquid Index (reflects no deduction for fees, expenses, or taxes)	-11.88%	1.83%	3.47%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)	-11.19%	2.31%	4.03%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2022, the Acquired Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

2.        Investment Adviser, Sub-Advisers and Portfolio Managers

Investment Adviser

The Acquired Fund’s investment adviser is ETC, an Oklahoma limited liability company. ETC is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. ETC was formed in 2009 and has served as investment adviser of the Acquired Fund since the closing of the Predecessor Fund Reorganization on June 22, 2018. ETC is a registered investment adviser with the SEC and provides investment advisory services to other exchange-traded funds. ETC is responsible for, among other things, oversight of the sub-advisers, including daily monitoring of the purchase and sale of portfolio securities by the sub-advisers and regular review of the sub-advisers’ performance, subject to the supervision of the Board. ETC also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Acquired Fund to operate. ETC administers the Acquired Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. As of October 31, 2022, ETC had over $5.2 billion in assets under management. ETC is majority owned by Cottonwood ETF Holdings LLC.

AXS Investments LLC, 181 Westchester Avenue, Suite 402, Port Chester New York 10573, is the investment adviser to the Acquiring Fund. AXS furnishes investment management services to the Acquiring Fund, subject to the supervision and direction of the Board. AXS is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk. AXS is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. AXS discharges its responsibilities subject to the policies of the Board of Trustees of the Acquiring Fund. As of October 31, 2022, AXS had $1.1 billion in assets under management.

Sub-Advisers

MacKay Shields LLC and WhiteStar Asset Management Asset LLC serve as sub-advisers to the Acquired Fund.

MacKay Shields is a Delaware limited liability company incorporated in 1969 with its principal offices at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields is responsible for selecting investments for its allocated portion of the Acquired Fund’s assets in accordance with the Acquired Fund’s investment objective, policies and restrictions. MacKay Shields is a wholly owned, fully autonomous subsidiary of New York Life.

WhiteStar is a Delaware limited liability company located at 300 Crescent Court, Suite 200, Dallas, Texas 75201. WhiteStar is responsible for selecting investments for its allocated portion of the Acquired Fund’s assets in accordance with the Acquired Fund’s investment objective, policies and restrictions. WhiteStar is wholly-owned by TCA Holdco LLC, a Delaware limited liability company. TCA Holdco LLC is indirectly owned by Pine Brook Capital Partners II, L.P., a Delaware limited liability company.

Portfolio Managers

Michael DePalma and Michael Ning of MacKay Shields have served as the Acquired Fund’s portfolio managers since 2018. Gibran Mahmud and Nathan Hall of WhiteStar have managed the Acquired Fund since 2019.

Michael DePalma joined MacKay Shields in 2019. Prior to joining MacKay Shields, Mr. DePalma was CEO and co-CIO of PhaseCapital LP, a boutique asset manager that managed both credit and global macro strategies, including the Fund. Before that, Mr. DePalma was CIO of Quantitative Investment Strategies and Head of Fixed Income Absolute Return Strategies at AllianceBernstein, where he worked for 25 years.

Michael Ning joined MacKay Shields in 2019. Prior to joining MacKay Shields, Dr. Ning was co-CIO and Director of Risk Management at PhaseCapital LP, the Fund’s prior sub-adviser. Before joining PhaseCapital, Dr. Ning was a portfolio manager at First Eagle Investments where he managed multi-asset and tail hedging strategies. Before joining First Eagle, he spent 12 years at AllianceBernstein in various roles, more recently as portfolio manager for Unconstrained Bond and Fixed Income Macro strategies, as well as Director of Research for Credit and Absolute Return Strategies.

Gibran Mahmud, Chief Executive Officer and Chief Investment Officer of WhiteStar, has served as a portfolio manager of the Fund since August 2019. Prior to joining WhiteStar in 2013, Mr. Mahmud was a Senior Vice President and Head of Mergers, Acquisitions and Business Strategy for a private family office. Previously Mr. Mahmud served as Senior Portfolio Manager and Head of Structured Products at Highland Capital Management, L.P. Prior to joining Highland in 2001, he served as a Senior Analyst at Fleet Capital where he was involved in originating, structuring, modeling and credit analysis for clients primarily in the manufacturing, retail and services industries. Prior to joining Fleet, in 2000, he was a Senior Auditor at Arthur Andersen. Mr. Mahmud received a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from Baylor University. He is a Certified Public Accountant (CPA).

Nathan Hall, portfolio manager of WhiteStar, has served as a portfolio manager of the Fund since August 2019. Before joining WhiteStar in 2013, Mr. Hall served as a Vice President with H.I.G. WhiteHorse, managing a portfolio of syndicated bank loans. Additionally, Mr. Hall worked with Managing Directors at Bayside Capital, the distressed debt affiliate of H.I.G., to source, evaluate, and manage distressed debt investments across multiple sectors from inception to ultimate resolution. Prior to joining WhiteHorse in 2007, Mr. Hall worked at an integrated asset management firm, gaining exposure to bank debt, bonds, and equities across a wide variety of structures and strategies. He has also received credit management and underwriting training from Wells Fargo. Mr. Hall received a Bachelor of Business Administration in Finance from Texas A&M University

Parker Binion and Travis Trampe are the portfolio managers for the Acquiring Fund.

Parker Binion joined AXS in January 2021 as Portfolio Manager. Mr. Binion was previously a portfolio manager of Kerns Capital Management, Inc., from September 2014 until joining AXS, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment adviser representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe's asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The Acquired Fund’s SAI and the Acquiring Fund’s SAI provide additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

3.        Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has four trustees, one of whom is considered an “interested trustee,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: Timothy J. Jacoby, Stuart Strauss, Linda Petrone, and Richard Hogan (interested Trustee).

Trustees of IMST II

The IMST II Board has six trustees, four of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Joy Ausili (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	ALPS Distributors, LLC 1290 Broadway, Suite 1100 Denver, Colorado 80203
Fund Accounting Agent & Transfer Agent	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Street, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia PA 19102-2529
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110

II.	Voting Information

A.        General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

●	in person at the Special Meeting;
●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or
●	call the toll-free number listed on the enclosed proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person (or via a virtual meeting, if applicable) at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on May 12, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each share of the Acquired Fund held as of the Record Date is entitled to one vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, which may include a merger with another fund complex, the liquidation of the Acquired Fund or the possible continuation of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

If it is decided to hold the Special Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), any such updates will be announced by means of a press release, which will be posted on our website www.hyldetf.com. An announcement will also be filed with the SEC via its EDGAR system.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, even if the broker does not receive voting instructions from you. This is referred to as a “broker non-vote.” A “broker non-vote” may occur when a proxy contains both a discretionary matter and non-discretionary matter (i.e., a matter that is expected to “affect substantially” a shareholder’s rights or privileges) to be voted upon by shareholders. In such an instance, the shares being voted by the broker will count towards establishing a quorum at the meeting and the broker may vote on the discretionary matter but may not vote shares on the non-discretionary matter unless the broker has received instructions from the beneficial owners or persons entitled to vote. Because the proposal being voted upon at this meeting is non-discretionary and there are no discretionary matters to be voted upon, the Trust does not expect to receive broker non-votes. Therefore, you must instruct your broker on how to vote your shares in order for your shares to be represented and voted at the meeting.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.       Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on May 12, 2023 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained AST Fund Solutions to provide proxy services, at an anticipated cost of approximately $72,800. AXS, UMBFS and MFAC will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated.

C.       Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.       Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were 3,900,000 shares outstanding and entitled to vote at the Special Meeting (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $102,013,690.

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Acquired Fund is presumed to control the Acquired Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Acquired Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Acquired Fund does not have information regarding the record or beneficial ownership of shares of the Acquired Fund held in the names of DTC participants, as DTC has not provided the Acquired Fund with access to such information.

Although the Acquired Fund does not have information concerning its beneficial ownership held in the names of DTC participants, as of the Record Date the names, addresses and percentage ownership of each AP, each of which is a DTC participant, that owned of record 5% or more of the outstanding shares of the Acquired Fund as of the Record Date were as follows:

Name & Address	Percentage of Total Outstanding Shares of the Fund
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska, 68154	28%
National Financial Services LLC 245 Summer Street, Mail Zone L10C Boston, Massachusetts, 02210	18%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California, 94105	12%

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

E.       Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. In addition, ETC may be deemed to have an interest in the Reorganization because it will receive payments from AXS after the completion of the Reorganization related to its sale and transfer to AXS of its investment advisory business relating to the Acquired Fund.

III.	Miscellaneous Information

A.       Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.       Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.       Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.       Independent Registered Public Accounting Firms

The financial statements of the Acquired Fund for the year ended June 30, 2022, contained in the Acquired Fund’s 2022 Annual Report to Shareholders, has been audited by Cohen & Company, Ltd., independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

E.       Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _______ day of __________, 2023, by and among Exchange Listed Funds Trust (“ELFT”), a Delaware statutory trust, with its principal place of business at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, on behalf of its series High Yield ETF (the “Acquired Fund”), Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Real Estate Income ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC, with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573, UMB Fund Services, Inc. (“UMBFS”) with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California 91740.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of ELFT or any other series of the IMST Trust or the assets of any other series of ELFT or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of ELFT and the IMST Trust, respectively, ELFT and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of ELFT have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by AXS, UMBFS and MFAC pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

 ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by The Bank of New York Mellon (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in ELFT’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and the procedures adopted by ELFT’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by BBH by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by BBH. The IMST Trust and ELFT agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about July 14, 2023, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of ELFT at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma, 73120 or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. Bank of New York National Association, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause The Bank of New York Mellon, as its transfer agent, as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating the number and percentage ownership of outstanding Acquired Fund Shares owned by each shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of ELFT a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. ELFT and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of ELFT, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. ELFT has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) ELFT is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Agreement and Declaration of Trust of ELFT or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of ELFT, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of ELFT, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by ELFT with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) ELFT has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of ELFT under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by ELFT, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to ELFT and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares. Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3       REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to ELFT as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF ELFT. ELFT represents and warrants to the IMST Trust that ELFT has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. ELFT will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by ELFT’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. ELFT covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, ELFT will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of ELFT on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by ELFT’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to ELFT an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)         The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)        The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)        The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to ELFT, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by ELFT’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 ELFT, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of ELFT, dated as of the Closing Date, addressing the following points:

(i)         ELFT is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of ELFT, and the Acquired Fund is a separate series of ELFT constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of ELFT.

(ii)        ELFT is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)        The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of ELFT’s Agreement and Declaration of Trust.

(v)        No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by ELFT and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of ELFT, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to ELFT or the Acquired Fund or any of their properties or assets or any person whom ELFT or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither ELFT nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The ELFT Board of Trustees, including a majority of Trustees who are not “interested persons” of ELFT as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Agreement and Declaration of Trust of ELFT. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 ELFT and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and ELFT, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)        The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

(b)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)        The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)        The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)        No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)        The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)        Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)         The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders) as set forth herein. Except as otherwise agreed by AXS, UMBFS and MFAC in writing, UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear the first $50,000 of the total Reorganization Expenses as defined herein and AXS (or any affiliate thereof) shall bear all such expenses in excess of that amount. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to ELFT, counsel to the Independent Trustees of ELFT, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof)] shall remain so liable for their respective shares of the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and ELFT, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and ELFT. In addition, either the IMST Trust or ELFT may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, ELFT, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of ELFT personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of ELFT. The execution and delivery of this Agreement have been authorized by the Trustees of ELFT on behalf of the Acquired Fund and signed by authorized officers of ELFT, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in ELFT’s Agreement and Declaration of Trust.

13.7       Each of the IMST Trust, on behalf of the Acquiring Fund, and ELFT, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund and that no other series of the IMST Trust or ELFT shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 ELFT and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EXCHANGE LISTED FUNDS TRUST on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

AXS INVESTMENTS LLC solely with respect to Article IX	UMB FUND SERVICES, INC. solely with respect to Article IX

By:	By:

Name:	Name:

Title:	Title:

MUTUAL FUND ADMINISTRATION, LLC solely with respect to Article IX

By:

Name:

Title:

APPENDIX B – FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information through June 30, 2022 for the Acquired Fund has been derived from the financial statements audited by the Acquired Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s Annual Report, which is available upon request. The Acquired Fund’s financial information for the period ended December 31, 2022 is unaudited and is included in the Acquired Fund’s semi-annual report.

B-1

High Yield ETF

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	For the Six Months Ended December 31, 2022		Years Ended June 30
	(Unaudited)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$27.12		$32.43	$29.42	$34.58	$36.72	$36.52
Investment Activities
Net investment income(loss)(1)	0.84		1.73	1.65	2.17	2.66	2.66
Net realized and unrealized gain (loss)	(0.67)		(5.00)	3.66	(4.92)	(2.16)	0.23
Total from investment activities	0.17		(3.27)	5.31	(2.75)	0.50	2.89
Distributions to shareholders from:
Net investment income	(1.02)		(1.78)	(1.72)	(2.27)	(2.64)	(2.69)
Return of Capital	--		(0.26)	(0.58)	(0.14)	--	--
Total distributions	(1.02)		(2.04)	(2.30)	(2.41)	(2.64)	(2.69)
Net Asset Value, end of period	$26.27		$27.12	$32.43	$29.42	$34.58	$36.72
Total Return (%)	0.61	(2)	(10.63)	18.58	(8.27)	1.47	8.19
Total Return at Market Price (%)	0.57	(2)	(11.81)	19.23	(7.68)	1.26	9.34
Ratios to Average Net Assets
Expenses before fee waiver (%)	1.25	(3)	1.25	1.25	1.25	1.25 (4)	1.28	(5)
Expenses after fee waiver (%)	1.10	(3)	1.25	1.25	1.25	1.25 (4)	1.28	(5)
Net investment income (loss) (%)	6.21	(3)	5.58	5.23	6.67	7.51	7.23
Supplemental Data
Net Assets at end of period (000’s)	$83,419		$88,828	$131,360	$98,542	$141,785	$176,253
Portfolio turnover (%)(6)	12	(2)	42	90	101	74	133

(1)	Per share numbers have been calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective July 1, 2018, the Acquired Fund changed its expenses to a unitary fee.
(5)	The expense ratio includes expense for Dividend Payable on Securities Sold Short which was less than 0.005% for the year ended June 30, 2018.
(6)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

B-2

APPENDIX C – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison Fee Table and Example” section of the Proxy Statement.

The Reorganization will result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. It is currently anticipated that the Acquired Fund will undergo a full repositioning in connection with the Reorganization. It is currently anticipated that (1) the Acquired Fund’s holdings will be converted to cash in advance of the Reorganization and (2) following the Reorganization, the cash will be invested in accordance with the Acquiring Fund’s principal investment strategies. A schedule of investments of the Acquired Fund as of December 31, 2022, is included below and reflects the anticipated repositioning of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

High Yield ETF	December 31, 2022
SCHEDULE OF INVESTMENTS	(Unaudited)

	Principal Amount	Value
CORPORATE BONDS — 59.9%
ADVERTISING — 0.5%
Lamar Media Corp.,
3.63%, 1/15/2031(a)‡	$476,000	$394,141

AEROSPACE/DEFENSE — 0.3%
TransDigm UK Holdings PLC, 6.88%, 5/15/2026(a)‡	250,000	244,516

AIRLINES — 1.5%
American Airlines, Inc.,
11.75%, 7/15/2025(b)‡	316,000	339,608
United Airlines Holdings, Inc.
5.00%, 2/1/2024‡	476,000	468,488
4.88%, 1/15/2025‡	490,000	468,793
		1,276,889
AUTO MANUFACTURERS — 2.6%
Ford Motor Co.,
4.75%, 1/15/2043‡	592,000	426,530
Ford Motor Credit Co. LLC
4.27%, 1/9/2027(a)‡	212,000	192,114
4.13%, 8/17/2027(a)‡	1,000,000	897,295
JB Poindexter & Co., Inc.,
7.13%, 4/15/2026(a)(b)‡	285,000	275,476
PM General Purchaser LLC,
9.50%, 10/1/2028(a)(b)‡	497,000	379,823
		2,171,238
AUTO PARTS & EQUIPMENT — 1.0%
Adient Global Holdings Ltd.,
4.88%, 8/15/2026(a)(b)‡	400,000	372,976
Goodyear Tire & Rubber Co. (The),
4.88%, 3/15/2027(a)‡	133,000	121,853
Real Hero Merger Sub 2, Inc.,
6.25%, 2/1/2029(a)(b)‡	326,000	223,897
Wheel Pros, Inc.,
6.50%, 5/15/2029(a)(b)‡	276,000	97,980
		816,706
BANKS — 0.2%
Freedom Mortgage Corp.,
7.63%, 5/1/2026(a)(b)‡	204,000	170,484

CHEMICALS — 1.5%
Cornerstone Chemical Co.,
6.75%, 8/15/2024(a)(b)‡	162,000	129,856
Olin Corp.,
5.63%, 8/1/2029(a)‡	539,000	513,007
Schweitzer-Mauduit International, Inc.,
6.88%, 10/1/2026(a)(b)‡	159,000	140,694
Unifrax Escrow Issuer Corp.,
5.25%, 9/30/2028(a)(b)‡	440,000	354,607
Venator Finance Sarl / Venator Materials LLC,
5.75%, 7/15/2025(a)(b)‡	358,000	122,822
		1,260,986
COAL — 0.4%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.,
7.50%, 5/1/2025(a)(b)‡	331,000	329,031

COMMERCIAL SERVICES — 2.8%
ADT Security Corp. (The),
4.88%, 7/15/2032(b)‡	358,000	304,874
CoreCivic, Inc.,
4.75%, 10/15/2027(a)‡	543,000	472,149
Korn Ferry,
4.63%, 12/15/2027(a)(b)‡	576,000	531,492
MPH Acquisition Holdings LLC,
5.75%, 11/1/2028(a)(b)‡	437,000	291,572
Sabre GLBL, Inc.,
7.38%, 9/1/2025(a)(b)‡	290,000	277,599
Sotheby’s,
7.38%, 10/15/2027(a)(b)‡	94,000	88,286
United Rentals North America, Inc.,
3.75%, 1/15/2032(a)‡	234,000	191,208
WW International, Inc.,
4.50%, 4/15/2029(a)(b)‡	407,000	203,862
		2,361,042
COMPUTERS — 0.3%
Dell International LLC / EMC Corp.,
8.35%, 7/15/2046(a)‡	83,000	95,516
NCR Corp.,
5.25%, 10/1/2030(a)(b)‡	198,000	163,674
		259,190
COSMETICS/PERSONAL CARE — 0.6%
Coty, Inc.,
6.50%, 4/15/2026(a)(b)‡	476,000	457,698

DISTRIBUTION/WHOLESALE — 0.3%
Wesco Aircraft Holdings, Inc.,
9.00%, 11/15/2026(a)(b)‡	312,000	211,380

High Yield ETF	December 31, 2022
SCHEDULE OF INVESTMENTS (Continued)	(Unaudited)

	Principal Amount	Value
CORPORATE BONDS (Continued)
DIVERSIFIED FINANCIAL SERVICES — 3.1%
Coinbase Global, Inc.,
0.50%, 6/1/2026‡	$468,000	$266,684
Credit Acceptance Corp.,
6.63%, 3/15/2026(a)‡	500,000	474,694
Enova International, Inc.,
8.50%, 9/1/2024(a)(b)‡	406,000	382,766
LPL Holdings, Inc.,
4.00%, 3/15/2029(a)(b)‡	500,000	435,725
PennyMac Financial Services, Inc.,
4.25%, 2/15/2029(a)(b)‡	476,000	371,936
PRA Group, Inc.,
7.38%, 9/1/2025(a)(b)‡	351,000	339,732
Voyager Aviation Holdings LLC, 8.50%,
5/9/2026(a)(b)‡	407,000	323,056
		2,594,593
ELECTRIC — 2.1%
Calpine Corp.
4.50%, 2/15/2028(a)(b)‡	576,000	514,203
5.00%, 2/1/2031(a)(b)‡	412,000	346,699
NSG Holdings LLC / NSG Holdings, Inc.,
7.75%, 12/15/2025(b)‡	92,472	89,980
PG&E Corp.
5.00%, 7/1/2028(a)‡	371,000	339,140
5.25%, 7/1/2030(a)‡	500,000	455,768
		1,745,790
ENGINEERING & CONSTRUCTION — 1.0%
TopBuild Corp.,
4.13%, 2/15/2032(a)(b)‡	234,000	190,489
Tutor Perini Corp.,
6.88%, 5/1/2025(a)(b)‡	448,000	392,706
Weekley Homes LLC / Weekley Finance Corp.,
4.88%, 9/15/2028(a)(b)‡	335,000	282,084
		865,279
ENTERTAINMENT — 0.9%
Affinity Gaming,
6.88%, 12/15/2027(a)(b)‡	476,000	404,167
Allen Media LLC / Allen Media Co.-Issuer, Inc.,
10.50%, 2/15/2028(a)(b)‡	294,000	121,004
Speedway Motorsports LLC / Speedway Funding II, Inc.,
4.88%, 11/1/2027(a)(b)‡	292,000	259,578
		784,749
ENVIRONMENTAL CONTROL — 0.5%
Harsco Corp.,
5.75%, 7/31/2027(a)(b)‡	218,000	172,470
Madison IAQ LLC,
5.88%, 6/30/2029(a)(b)‡	326,000	224,053
		396,523
FOOD — 1.1%
Kraft Heinz Foods Co.,
6.50%, 2/9/2040‡	476,000	507,809
Land O’Lakes Capital Trust I,
7.45%, 3/15/2028(b)‡	391,000	383,180
		890,989
HEALTHCARE-PRODUCTS — 0.5%
Teleflex, Inc.,
4.25%, 6/1/2028(a)(b)‡	439,000	401,523

HEALTHCARE-SERVICES — 1.2%
Centene Corp.,
3.00%, 10/15/2030(a)‡	500,000	411,002
CHS/Community Health Systems, Inc.,
8.00%, 12/15/2027(a)(b)‡	198,000	178,653
HCA, Inc.,
7.50%, 11/6/2033‡	64,000	67,658
LifePoint Health, Inc.,
5.38%, 1/15/2029(a)(b)‡	326,000	184,659
Molina Healthcare, Inc.,
3.88%, 5/15/2032(a)(b)‡	234,000	194,661
		1,036,633
HOME BUILDERS — 1.2%
Beazer Homes USA, Inc.,
7.25%, 10/15/2029(a)‡	100,000	89,115
M/I Homes, Inc.,
4.95%, 2/1/2028(a)‡	292,000	259,891
MDC Holdings, Inc.,
6.00%, 1/15/2043(a)‡	336,000	277,667
New Home Co., Inc. (The),
7.25%, 10/15/2025(a)(b)‡	432,000	366,513
		993,186
INSURANCE — 0.3%
Genworth Holdings, Inc.,
6.50%, 6/15/2034‡	325,000	286,602

INTERNET — 2.0%
Cars.com, Inc.,
6.38%, 11/1/2028(a)(b)‡	476,000	423,699
Match Group Holdings II LLC,
3.63%, 10/1/2031(a)(b)‡	500,000	384,082

	Principal Amount	Value
CORPORATE BONDS (Continued)
INTERNET (Continued)
Netflix, Inc.,
4.88%, 6/15/2030(a)(b)‡	$519,000	$484,891
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.,
4.75%, 4/30/2027(a)(b)‡	234,000	206,180
Photo Holdings Merger Sub, Inc.,
8.50%, 10/1/2026(a)(b)‡	331,000	191,418
		1,690,270
INVESTMENT COMPANIES — 0.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
5.25%, 5/15/2027(a)‡	349,000	320,312

IRON/STEEL — 0.8%
Cleveland-Cliffs, Inc.,
6.25%, 10/1/2040‡	713,000	621,743

LEISURE TIME — 0.5%
Carnival Corp.,
5.75%, 3/1/2027(a)(b)‡	570,000	407,989

LODGING — 0.2%
Hilton Domestic Operating Co., Inc.,
3.63%, 2/15/2032(a)(b)‡	234,000	187,804

MEDIA — 4.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75%, 3/1/2030(a)(b)‡	492,000	420,581
4.25%, 2/1/2031(a)(b)‡	500,000	402,200
4.50%, 6/1/2033(a)(b)‡	500,000	384,622
CSC Holdings LLC,
5.75%, 1/15/2030(a)(b)‡	500,000	283,098
Diamond Sports Group LLC / Diamond Sports Finance Co.,
6.63%, 8/15/2027(a)(b)‡	752,000	8,460
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.,
5.88%, 8/15/2027(a)(b)‡	500,000	448,280
DISH Network Corp.,
3.38%, 8/15/2026‡	220,000	138,380
LCPR Senior Secured Financing DAC,
6.75%, 10/15/2027(a)(b)‡	500,000	468,660
News Corp.,
5.13%, 2/15/2032(a)(b)‡	234,000	213,278
Sinclair Television Group, Inc.,
5.13%, 2/15/2027(a)(b)‡	248,000	202,664
TEGNA, Inc.,
5.00%, 9/15/2029(a)‡	260,000	247,274
Univision Communications, Inc.,
5.13%, 2/15/2025(a)(b)‡	157,000	149,844
		3,367,341
METAL FABRICATE/HARDWARE — 0.3%
Park-Ohio Industries, Inc.,
6.63%, 4/15/2027(a)‡	363,000	247,174

MINING — 2.3%
Alcoa Nederland Holding BV,
6.13%, 5/15/2028(a)(b)‡	400,000	394,754
Century Aluminum Co.,
7.50%, 4/1/2028(a)(b)‡	560,000	485,295
Freeport-McMoRan, Inc.,
5.00%, 9/1/2027(a)‡	159,000	155,814
JW Aluminum Continuous Cast Co.,
10.25%, 6/1/2026(a)(b)‡	455,000	463,943
Novelis Corp.,
4.75%, 1/30/2030(a)(b)‡	476,000	423,078
		1,922,884
MISCELLANEOUS MANUFACTURING — 0.6%
Anagram International, Inc. / Anagram Holdings LLC,
10.00%, 8/15/2026(a)(b)‡	97,429	64,790
LSB Industries, Inc.,
6.25%, 10/15/2028(a)(b)‡	476,000	436,123
		500,913
OIL & GAS — 6.8%
Comstock Resources, Inc.,
6.75%, 3/1/2029(a)(b)‡	476,000	430,451
Encino Acquisition Partners Holdings LLC,
8.50%, 5/1/2028(a)(b)‡	516,000	469,040
Gulfport Energy Corp.,
8.00%, 5/17/2026(a)(b)‡	500,000	488,137
Hilcorp Energy I LP / Hilcorp Finance Co.,
5.75%, 2/1/2029(a)(b)‡	371,000	330,751
International Petroleum Corp./Sweden,
7.25%, 2/1/2027(a)(b)‡	188,472	175,279
Laredo Petroleum, Inc.,
7.75%, 7/31/2029(a)(b)‡	371,000	334,413
Marathon Oil Corp.,
6.60%, 10/1/2037‡	261,000	262,184

High Yield ETF	December 31, 2022
SCHEDULE OF INVESTMENTS (Continued)	(Unaudited)

	Principal Amount	Value
CORPORATE BONDS (Continued)
OIL & GAS (Continued)
Marathon Petroleum Corp.,
5.00%, 9/15/2054(a)‡	$448,000	$378,913
Mesquite Energy, Inc.,
7.25%, 2/15/2023(a)(b)(c)(d)(e)‡	1,902,000	12,363
Moss Creek Resources Holdings, Inc.,
7.50%, 1/15/2026(a)(b)‡	560,000	505,008
Occidental Petroleum Corp.
7.15%, 5/15/2028 ‡	351,000	364,489
7.95%, 6/15/2039‡	448,000	486,629
Par Petroleum LLC / Par Petroleum Finance Corp.,
7.75%, 12/15/2025(a)(b)‡	533,000	514,177
PBF Holding Co. LLC / PBF Finance Corp.,
7.25%, 6/15/2025(a)‡	234,000	231,630
Southwestern Energy Co.,
8.38%, 9/15/2028(a)‡	351,000	362,490
Valaris Ltd.,
8.25%, 4/30/2028‡	326,000	328,323
		5,674,277
OIL & GAS SERVICES — 1.8%
Basic Energy Services,
10.75%, 10/15/2023(a)(b)(d)‡	1,978,000	83,867
Bristow Group, Inc.,
6.88%, 3/1/2028(a)(b)‡	560,000	516,101
Oil States International, Inc.,
1.50%, 2/15/2023‡	560,000	557,900
Weatherford International Ltd.
11.00%, 12/1/2024(a)(b)‡	23,000	23,547
8.63%, 4/30/2030(a)(b) ‡	365,000	351,164
		1,532,579
PHARMACEUTICALS — 0.7%
Bausch Health Cos., Inc.
11.00%, 9/30/2028(b)‡	118,000	92,611
14.00%, 10/15/2030(a)(b)‡	23,000	13,769
Endo Dac / Endo Finance LLC / Endo Finco, Inc.,
6.00%, 6/30/2028(a)(b)(d)‡	468,000	25,740
Organon & Co. / Organon Foreign Debt Co.-Issuer BV,
4.13%, 4/30/2028(a)(b)‡	500,000	443,575
		575,695
PIPELINES — 6.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp.,
5.75%, 3/1/2027(a)(b)‡	218,000	206,404
Cheniere Energy Partners LP,
3.25%, 1/31/2032(a)‡	234,000	186,365
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
8.00%, 4/1/2029(a)(b)‡	560,000	558,068
EnLink Midstream LLC,
5.63%, 1/15/2028(a)(b)‡	500,000	476,944
EQM Midstream Partners LP,
6.50%, 7/1/2027(a)(b)‡	351,000	336,083
Genesis Energy LP / Genesis Energy Finance Corp.,
8.00%, 1/15/2027(a)‡	560,000	528,623
Harvest Midstream I LP,
7.50%, 9/1/2028(a)(b)‡	351,000	335,861
Holly Energy Partners LP / Holly Energy Finance Corp.,
5.00%, 2/1/2028(a)(b)‡	283,000	258,160
ITT Holdings LLC,
6.50%, 8/1/2029(a)(b)‡	407,000	343,514
New Fortress Energy, Inc.,
6.50%, 9/30/2026(a)(b)‡	457,000	425,284
Plains All American Pipeline LP,
Series B, 8.72%, (3-Month US LIBOR + 4.11%)(a)(f)(g)‡	422,000	367,140
Rockies Express Pipeline LLC,
4.80%, 5/15/2030(a)(b)‡	323,000	284,802
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.,
8.50%, 10/15/2026(a)(b)‡	351,000	333,619
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%,
1/15/2028(a)(b)‡	299,000	265,638
Western Midstream Operating LP, 5.50%,
2/1/2050(a)‡	839,000	685,118
		5,591,623

	Principal Amount	Value
CORPORATE BONDS (Continued)
REAL ESTATE — 0.4%
Howard Hughes Corp. (The),
4.13%, 2/1/2029(a)(b)‡	$407,000	$341,451

REITS — 2.4%
Granite Point Mortgage Trust, Inc.,
6.38%, 10/1/2023‡	622,000	608,938
Iron Mountain, Inc.,
5.25%, 3/15/2028(a)(b)‡	331,000	305,089
Service Properties Trust
4.35%, 10/1/2024(a)‡	198,000	180,309
4.95%, 2/15/2027(a)‡	530,000	418,265
VICI Properties LP / VICI Note Co., Inc.,
5.75%, 2/1/2027(a)(b)‡	500,000	488,021
		2,000,622
RETAIL — 2.3%
Asbury Automotive Group, Inc.,
4.75%, 3/1/2030(a)‡	500,000	418,848
LCM Investments Holdings II LLC,
4.88%, 5/1/2029(a)(b)‡	500,000	401,044
Party City Holdings, Inc.,
8.06%, (6-Month US LIBOR + 5.00%), 7/15/2025(a)(b)(f)‡	155,327	42,327
Patrick Industries, Inc.,
7.50%, 10/15/2027(a)(b)‡	279,000	271,896
Staples, Inc.,
10.75%, 4/15/2027(a)(b)‡	464,000	334,860
Yum! Brands, Inc.,
6.88%, 11/15/2037‡	448,000	455,670
		1,924,645
SOFTWARE — 1.6%
Fair Isaac Corp.,
4.00%, 6/15/2028(a)(b)‡	356,000	323,702
MSCI, Inc.
3.63%, 9/1/2030(a)(b)‡	476,000	396,520
3.88%, 2/15/2031(a)(b)‡	376,000	313,283
Veritas US, Inc. / Veritas Bermuda Ltd.,
7.50%, 9/1/2025(a)(b)‡	466,000	322,637
		1,356,142
TELECOMMUNICATIONS — 2.0%
Sprint Capital Corp.
6.88%, 11/15/2028‡	500,000	521,121
8.75%, 3/15/2032‡	468,000	558,022
T-Mobile USA, Inc.,
2.88%, 2/15/2031(a)‡	476,000	393,785
Viasat, Inc.,
6.50%, 7/15/2028(a)(b)‡	248,000	186,459
		1,659,387

TOYS/GAMES/HOBBIES — 0.2%
Mattel, Inc.,
6.20%, 10/1/2040‡	148,000	128,011

TOTAL CORPORATE BONDS
(Cost $59,997,289)		50,000,030

TERM LOANS — 16.2%
ADVERTISING — 1.1%
ABG Intermediate Holdings 2 LLC,
10.42%, (1-Month US SOFR + 6.00%), 12/10/2029(f)‡	1,000,000	918,750

AUTO PARTS & EQUIPMENT — 0.8%
First Brands Group LLC,
8.37%, (6-Month US SOFR + 5.00%), 3/30/2027(f)‡	727,649	692,358

COMMERCIAL SERVICES — 3.1%
National Intergovernmental Purchasing Alliance Co.,
12.08%, (3-Month US SOFR + 7.50%), 5/22/2026(f)‡	493,312	488,378
TKC Midco 1, LLC,
12.00%, 2/8/2027(c)‡	2,000,000	1,180,000
Wellful Inc.,
10.42%, (3-Month US LIBOR + 6.25%), 4/21/2027(f)‡	968,750	880,957
		2,549,335
COMPUTERS — 0.6%
Redstone Holdco 2 LP,
12.11%, (3-Month US LIBOR + 7.75%), 4/16/2029(f)‡	1,000,000	506,880

FOOD — 1.1%
Balrog Acquisition, Inc.,
11.73%, (3-Month US LIBOR + 7.00%), 8/2/2029(c)(f)‡	1,000,000	945,000

HEALTHCARE-SERVICES — 4.5%
Air Methods Corp.,
8.23%, (3-Month US LIBOR + 3.50%), 4/22/2024(f)‡	718,809	407,115
MED ParentCo LP,
12.63%, (1-Month US LIBOR + 8.25%), 8/30/2027(f)‡	1,000,000	758,335

	Principal Amount	Value
TERM LOANS (Continued)
HEALTHCARE-SERVICES (Continued)
Sound Inpatient Physicians,
11.13%, (1-Month US LIBOR + 6.75%), 6/26/2026(f)‡	$1,069,939	$845,926
Summit Behavioral Healthcare LLC,
12.45%, (3-Month US LIBOR + 7.75%), 11/8/2029(c)(f)‡	1,000,000	890,000
Upstream Newco, Inc.,
13.23%, (3-Month US LIBOR + 8.50%), 11/20/2027(c)(f)‡	1,000,000	885,000
		3,786,376
INVESTMENT COMPANIES — 1.1%
Cardinal Parent, Inc.
11.66%, (3-Month US LIBOR + 7.75%), 11/13/2028(f)‡	25,702	23,003
12.48%, (3-Month US LIBOR + 7.75%), 11/13/2028(f)‡	950,965	851,114
		874,117
RETAIL — 0.8%
JP Intermediate B LLC,
9.91%, (3-Month US LIBOR + 5.50%), 11/15/2025(c)(f)‡	893,249	652,072

SOFTWARE — 3.1%
BYJU’s Alpha, Inc.,
10.70%, (3-Month US LIBOR + 6.00%), 11/5/2026(f)‡	990,000	798,361
Mandolin Technology Intermediate Holdings, Inc.,
10.91%, (3-Month US LIBOR + 6.50%), 7/8/2029(c)(f)‡	1,000,000	905,000
Quartz Holding Company,
12.38%, (1-Month US LIBOR + 8.00%), 4/2/2027(f)‡	1,000,000	922,500
		2,625,861

TOTAL TERM LOANS
(Cost $16,532,352)		13,550,749

FOREIGN BONDS — 14.5%
AEROSPACE/DEFENSE — 0.8%
Rolls-Royce PLC,
5.75%, 10/15/2027 (United Kingdom) (a)(b)‡	750,000	715,598

AIRLINES — 0.0%
Virgin Australia Holdings Pty Ltd.,
7.88%, 10/15/2021 (Australia)(b)‡	146,990	827

AUTO PARTS & EQUIPMENT — 0.9%
IHO Verwaltungs GmbH,
6.38%, 5/15/2029 (Germany)(a)(b)‡	850,000	719,977

BUILDING MATERIALS — 0.5%
West China Cement Ltd.,
4.95%, 7/8/2026 (China)(a)‡	500,000	425,000

COMMERCIAL SERVICES — 1.0%
Airswift Global AS,
13.15%, (3-Month US LIBOR + 8.50%), 5/12/2025 (United Kingdom) (b)(f)‡	300,000	294,000
Cimpress PLC,
7.00%, 6/15/2026 (Ireland)(a)(b)‡	395,000	273,688
eHi Car Services Ltd.,
7.75%, 11/14/2024 (China)(a)‡	350,000	232,750
		800,438
DIVERSIFIED OPERATIONS — 0.6%
Stena International SA,
6.13%, 2/1/2025 (Sweden)(a)(b)‡	500,000	466,973
ELECTRIC — 0.3%
TransAlta Corp.,
6.50%, 3/15/2040 (Canada)‡	292,000	269,535
ENTERTAINMENT — 0.7%
Merlin Entertainments Ltd.,
5.75%, 6/15/2026 (United Kingdom)(a) (b)‡	600,000	562,690

FOOD — 0.2%
FAGE International SA / FAGE USA Dairy Industry, Inc.,
5.63%, 8/15/2026 (Luxembourg)(a)(b)‡	200,000	185,845

FOREST PRODUCTS & PAPER — 0.9%
Mercer International, Inc. (Germany)
Series , 5.50%, 1/15/2026(a)‡	355,000	336,823
Series , 5.13%, 2/1/2029(a)‡	500,000	418,739
		755,562
IRON/STEEL — 0.9%
Infrabuild Australia Pty Ltd.,
12.00%, 10/1/2024 (Australia)(a)(b)‡	502,000	487,698
Mineral Resources Ltd.,
8.13%, 5/1/2027 (Australia)(a)(b)‡	233,000	235,016
		722,714

High Yield ETF	December 31, 2022
SCHEDULE OF INVESTMENTS (Continued)	(Unaudited)

	Principal Amount	Value
MINING — 1.5%
China Hongqiao Group Ltd.,
6.25%, 6/8/2024 (China)‡	$500,000	$467,903
IAMGOLD Corp.,
5.75%, 10/15/2028
(Burkina Faso)(a)(b)‡	476,000	370,364
Teck Resources Ltd.,
6.25%, 7/15/2041 (Canada)(a)‡	444,000	439,569
		1,277,836
OIL & GAS — 0.8%
Cenovus Energy, Inc.,
6.75%, 11/15/2039 (Canada)‡	212,000	221,650
Petrobras Global Finance BV,
7.25%, 3/17/2044 (Brazil)‡	448,000	430,892
		652,542
PACKAGING & CONTAINERS — 0.3%
ARD Finance SA,
6.50%, 6/30/2027 (Luxembourg)(a)(b)‡	350,000	244,184

PHARMACEUTICALS — 1.3%
1375209 BC Ltd.,
9.00%, 1/30/2028 (Canada)(a)(b)‡	66,000	64,597
Cheplapharm Arzneimittel GmbH,
5.50%, 1/15/2028 (Germany)(a)(b)‡	650,000	544,557
Teva Pharmaceutical Finance Netherlands III BV,
5.13%, 5/9/2029 (Israel)(a)‡	500,000	445,924
		1,055,078
REAL ESTATE — 0.6%
Kaisa Group Holdings Ltd.,
10.50%, 1/15/2025 (China)(a)‡	250,000	35,190
KWG Group Holdings Ltd.,
7.40%, 1/13/2027 (China)(a)‡	250,000	92,885
Sunac China Holdings Ltd.,
6.50%, 1/10/2025 (China)(a)‡	300,000	65,751
Wanda Properties Overseas Ltd., 6.88%,
7/23/2023 (China)‡	350,000	334,250
		528,076
RETAIL — 0.4%
1011778 BC ULC / New Red Finance, Inc.,
4.00%, 10/15/2030 (Canada)(a)(b)‡	456,000	369,928

SOFTWARE — 0.5%
Open Text Holdings, Inc.,
4.13%, 12/1/2031 (Canada)(a)(b)‡	500,000	389,370

TELECOMMUNICATIONS — 1.3%
C&W Senior Financing DAC,
6.88%, 9/15/2027 (Panama)(a)(b)‡	300,000	279,654
Connect Finco SARL / Connect US Finco LLC,
6.75%, 10/1/2026
(United Kingdom)(a)(b)‡	500,000	464,410
Telecom Italia Capital SA,
7.20%, 7/18/2036 (Italy)‡	448,000	364,475
		1,108,539

TRANSPORTATION — 1.0%
Diana Shipping, Inc.,
8.38%, 6/22/2026 (Greece)(b)‡	500,000	480,000
Seaspan Corp.,
5.50%, 8/1/2029 (Hong Kong)(a)(b)‡	476,000	361,346
		841,346
TOTAL FOREIGN BONDS
(Cost $14,358,711)		12,092,058

	Number of Shares	Value
BANKS — 0.7%
Bank of America Corp.,
7.25%, Series L‡	244	283,040
Wells Fargo & Co.,
7.50%, Series L‡	244	289,140
		572,180
TOTAL PREFERRED STOCKS
(Cost $697,736)		572,180

COMMON STOCKS — 0.2%
DIVERSIFIED FINANCIAL SERVICES — 0.0%
Voyager Aviation Holdings LLC*(c)(e)‡	4,080	0

OIL & GAS SERVICES — 0.2%
Calfrac Well Services Ltd.*‡	36,533	164,691

RETAIL — 0.0%
Party City Holdings, Inc.*(h)‡	19,290	1,350

TOTAL COMMON STOCKS
(Cost $204,316)		166,041

High Yield ETF	December 31, 2022
SCHEDULE OF INVESTMENTS (Concluded)	(Unaudited)

	Number of Shares	Value
UNITS — 0.0%
DIVERSIFIED FINANCIAL SERVICES — 0.0%
Voyager Aviation Holdings LLC*(c)(e)‡	24,481	$0
TOTAL UNITS
(Cost $612,025)		0

EXCHANGE-TRADED FUNDS — 4.6%
AllianceBernstein Global High Income Fund, Inc.‡	27,704	255,431
BlackRock Credit Allocation Income Trust‡	24,596	248,420
DoubleLine Income Solutions Fund‡	21,480	238,213
Global X Nasdaq 100 Covered Call ETF‡	19,246	306,204
Invesco Senior Income Trust‡	73,504	281,520
iShares USD Asia High Yield Bond Index ETF‡	311,000	2,009,060
Nuveen Credit Strategies Income Fund‡	50,228	255,660
PGIM Global High Yield Fund, Inc.‡	23,084	250,231
TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,084,084)		3,844,739

SHORT-TERM INVESTMENTS — 2.0%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 4.08%(i)‡	1,701,975	1,701,975
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,701,975)		1,701,975
TOTAL INVESTMENTS — 98.1%
(Cost $99,188,488)		81,927,772
Other Assets in Excess of
Liabilities — 1.9%		1,491,556
TOTAL NET ASSETS — 100.0%		$83,419,328

*	Non-income producing security.

(a)	Callable.

(b)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $39,435,642, which represents 47.3% of net assets as of December 31, 2022

(c)	Securities are considered illiquid and valued at fair value by the Trust’s Valuation Committee in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. The total value of these securities is $12,363 which represents approximately 0.0% of net assets as of December 31, 2022.

(d)	Security is in default.

(e)	Level 3 security. The total value of these securities is $12,363. See Note 2a.

(f)	Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(g)	Perpetual, callable security with no stated maturity date.

(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,350, which represents approximately 0.0% of net assets as of December 31, 2022. See additional details below:

Security	Date of Purchase	Cost
Party City Holdings, Inc.	9/2/2020	$1,856

(i)	The rate is the annualized seven-day yield at period end.

‡	Security is expected to be disposed of prior to the Reorganization.

APPENDIX D – MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Fund is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund uses a “passive management” (or “indexing”) approach to track the performance, before fees and expenses, of the Index. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the component securities of the Index. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Index constituents are primarily common stocks of U.S. publicly traded mREITs, and to a lesser extent, publicly traded mCEFs. As of December 2022, the Index was comprised of 28 mREITs.

To be eligible for inclusion in the Index, an mREIT or mCEF must have (i) been trading for at least 90 days, (ii) an average daily trading volume of above $750,000 over the last six months and (iii) an average market capitalization above $500 million over the last six months. Gapstow classifies each constituent into one of the following three real estate debt sectors for weighting purposes:

●	Commercial real estate lending

●	Non-agency real estate debt, or

●	Agency real estate debt

Gapstow analyzes the constituents once a year to ensure they are still properly classified.

Each constituent is assigned an initial neutral weight based on its sector and the number of constituents in the sector. For example, the commercial real estate lending sector has a neutral weigh of 50% of the Index, and if there are 12 securities in the sector, each security in the commercial real estate lending sector will have a neutral constituent weight of 4.2%. The non-agency real estate debt and agency real estate debt sectors will each have neutral weight of 25%.

The Index is reconstituted semi-annually, effective on the first business day (i.e., NYSE trading day) of April and October. The Index’s exposure may change significantly with each reconstitution or due to market movements between reconstitutions. The Index is rebalanced to neutral sector and constituent weights each quarter.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, when the Fund’s investment advisor believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs; an Index constituent becomes temporarily illiquid, unavailable, or less liquid; or as a result of legal restrictions or limitations that apply to the Fund but not to the Index), the Fund may use a “representative sampling” strategy. Representative sampling is an indexing strategy that involves investing in a sample of the component securities in the Index, the risk, return and other characteristics of which closely resemble the risk, return and other characteristics of the Index as a whole.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer, or a smaller number of issuers, than a diversified fund.

To the extent the Index concentrates in the securities of a particular industry or group of related industries, the Fund will concentrate its investments (i.e., hold more than 25% of its total assets) to approximately the same extent as the Index. As of the date of this Prospectus, the Index is currently concentrated in commercial real estate debt.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.axsinvestments.com.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Principal Risks

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russian’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

REIT Risk. In addition to the risks of securities linked to mortgage-back securities, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon their managements’ skills and they generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for the favorable U.S. federal income tax treatment generally available to them under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. Various factors, including those discussed above, may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

○	Equity REITs will be affected by changes in the values of and incomes from the securities they own. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow and to make distributions to shareholders or unitholders. REITs may have limited diversification.

○	A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax on the REIT level if it complies with various requirements under the Internal Revenue Code of 1986, as amended. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries.

○	Shares of a REIT may trade at a premium or discount to the net asset value of the REIT’s underlying assets, which may increase the volatility of the value of the REIT.

○	By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, shareholders of the Fund will also indirectly bear similar expenses of the REITs in which the Fund invests.

Risks of Investing in Mortgage REITs. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due.. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT.

Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates.

Mortgage-Backed Securities Risk. The Fund’s investment in mREITs and mCEFs will subject the Fund to risks similar to those associated with direct investment in mortgage-backed securities. Mortgage-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the mREIT or mCEF holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the mREIT or mCEF because they may have to reinvest that money at lower prevailing interest rates.

The mREITs or mCEFs may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the mREIT or mCEF invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mREIT or mCEF may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the mREIT or mCEF. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Real Estate Sector Risk. There are special risks associated with investment in securities of companies engaged in the real estate sector, including without limitation, REITs and real estate operating companies. An investment in a company in the real estate sector may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some companies in the real estate sector have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, the Fund, and indirectly the Fund’s shareholders, would bear their ratable shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

●	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange. In addition, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity for the Fund’s portfolio holdings. This adverse effect on liquidity for the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. Because bid-ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), spreads may widen if the Fund’s shares have little trading volume and market liquidity. Conversely, the bid-ask spreads will generally be narrower if the Fund’s shares have more trading volume and market liquidity.

●	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. Tracking error may occur because of pricing differences, transaction costs incurred by the Fund, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, changes to the Index, or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Small-Cap and Mid-Cap company risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Fund Distributions Risk. The Fund seeks to make cash distributions once per month throughout a calendar year based on a rate determined at the beginning of the year. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The rate and dollar amount of the Fund’s monthly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the that the Index is comprised of a relatively small number of issuers, it may not be possible for the Fund to fully implement a replication strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Operational Risk. Your ability to transact in shares of the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Risks of Investing in Closed-End Funds. The Fund may be subject to the following risks as a result of its investment in closed-end funds:

Anti-Takeover Provision Risk. The organizational documents of certain of the closed-end funds include provisions that could limit the ability of other entities or persons to acquire control of a closed-end fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end fund.

Leverage Risk. The closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through investment in the closed- end funds. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. The closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred shares, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that a closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Market Price Discount from/Premium to Net Asset Value. The shares of closed-end funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that a closed-end fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on the closed-end fund’s NAV, but entirely upon whether the market price of the closed-end fund’s shares at the time of sale is above or below an investor’s purchase price for shares.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time due to underlying leverage those investments employ. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. The Fund’s NAV is expected over short-term periods to be volatile because of the use of investments that have an indirect leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns may be expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund's investment advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). The principal office of the Advisor is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573. As of September 30, 2022, the Advisor had $1.1 billion in assets under management.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Advisor continuously reviews, supervises, and administers the Fund’s investment program.

Portfolio Managers

Parker Binion, Managing Director & Portfolio Manager of the Advisor, serves as portfolio manager for the Fund.  Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion worked as the Chief Investment Officer of Kerns Capital Management, Inc. and was responsible for managing the firm’s mutual fund, separately managed account strategies and hedging/net exposure strategies. Prior to joining Kerns Capital in 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin where he served as an Articles Editor for the Texas Law Review.

Travis Trampe. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe's asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

AXS Investments and the Trust have received an exemptive order from the SEC which allows AXS Investments to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS Investments may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS Investments, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Fund’s assets among AXS Investments and any other sub-advisor. AXS Investments has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS Investments will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS Investments remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Fund. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS Investment’s responsibilities to the Fund under its Advisory Agreement. AXS Investments has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS Investments will, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS Investments will: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS Investments or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay an annual unitary management fee to AXS in an amount equal to 1.25% of the Fund’s average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate AXS for the services it provides to the Fund. Out of the unitary management fee, AXS pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, AXS Investments is not responsible for interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. AXS has contractually agreed to waive a portion of its management fee for a period of two years from the date of the Reorganization in an amount equal to 0.36% on Fund assets up to $500 million and 0.55% on Fund assets greater than $500 million. This arrangement may be terminated before the conclusion of the two-year term only by the Board.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of the Fund will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended December 31, 2023.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.axsinvestments.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income monthly and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

ALPS Distributors, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

High Yield ETF

a series of Exchange Listed Funds Trust
10900 Hefner Pointe Drive, Suite 400

 Oklahoma City, Oklahoma 73120

1-844-880-3837

INTO

AXS Real Estate Income ETF

 a series of Investment Managers Series Trust II

 235 W. Galena Street
Milwaukee, Wisconsin 53212

May 19, 2023

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated May 19, 2023 that is being furnished to shareholders of High Yield ETF (the “Acquired Fund”), an exchange-traded fund organized as a separate series of Exchange Listed Funds Trust, an open-end management investment company (the “Trust”), and AXS Real Estate Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of Investment Managers Series Trust II, an open-end management investment company (“IMST II”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Acquired Fund to be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 at 10:00 a.m. Central time. At the Meeting, shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund, pursuant to which the Acquired Fund would reorganize into the Acquiring Fund, and shareholders of the Acquired Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Acquired Fund at the address shown above or by writing the Acquiring Fund c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, or calling the Acquiring Fund at 1-303-623-2577.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The term “Fund” as used in this SAI, refers to the Acquiring Fund.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i) The Acquired Fund’s Prospectus and Statement of Additional Information, each dated November 1, 2022, filed with the SEC on October 28, 2022 (Accession No. 0001213900-22-067092 );

(ii) The Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022 filed with the SEC on August 30, 2022 (Accession No. 0001213900-22-052366 );

(iii) The Acquired Fund’s Semi-Annual Report to Shareholders for the period ended December 31, 2022 filed with the SEC on February 28, 2023 (Accession No. 0001213900-23-015175); and

(iv) The Acquiring Fund’s Prospectus and Statement of Additional Information , each dated December 29, 2022, filed with the SEC on December 29, 2022 (Accession No. 0001398344-22-025204).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Acquired Fund.

The date of this SAI is May 19, 2023.